                     VANGUARD(R) CALVERT SOCIAL INDEX FUND

                               SEMIANNUAL REPORT
                                   [GRAPHICS]
                               FEBRUARY 28, 2003

                                                                          [LOGO]
                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES

     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--VANGUARD(R) WELLINGTON(TM) FUND, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven the master keys to investment success.
--------------------------------------------------------------------------------
SUMMARY
* Vanguard Calvert Social Index Fund returned -5.7% during the six months ended February 28, 2003.
* In a challenging market, the fund held up better than both its average mutual fund competitor and the broad market.
* Extensive holdings in the hard-hit financial services sector were the biggest factor in the fund's decline.

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CONTENTS

1    Letter from the Chairman
5    Fund Profile
6    Glossary of Investment Terms
7    Performance Summary
8    Results of Proxy Voting
9    Financial Statements
23   Advantages of Vanguard.com

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--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the six months ended February 28, 2003, the Investor Shares of Vanguard(R) Calvert Social Index Fund returned -5.7%, as the U.S. stock market continued to drift lower. The fund's emphasis on growth-oriented stocks spared it some of the pain suffered by the broader market. Our result slightly lagged the -5.5% return of the target Calvert Social Index, which incurs no operating costs.
     The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average large-cap growth mutual fund, the Calvert Social Index, and the Wilshire 5000 Total Market Index, a proxy for the broad U.S. stock market. For the record, we also present the return of the fund's Institutional Shares, which were launched on January 14. The fund's starting and ending net asset values, along with its income distribution to shareholders, appear in the table on page 4.
--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                               February 28, 2003
--------------------------------------------------------------------------------
VANGUARD CALVERT SOCIAL INDEX FUND
 Investor Shares                                                           -5.7%
 Institutional Shares*                                                     -9.6
Average Large-Cap Growth Fund**                                            -7.6
Calvert Social Index                                                       -5.5
Wilshire 5000 Index                                                        -7.0
--------------------------------------------------------------------------------
*Return since inception, January 14, 2003.
**Derived from data provided by Lipper Inc.
--------------------------------------------------------------------------------

STOCKS FELL IN A TOUGH ECONOMIC--AND POLITICAL--CLIMATE
During the six months ended February 28, the U.S. stock market, as represented by the Wilshire 5000 Index, shed -7.0% of its value. Despite a rally in the final months of 2002, stock prices finished the six months with a thud, as a number of negatives came to dominate the U.S. investment landscape: among them, tense negotiations with allies about the necessity of waging war on Iraq; signs that the fragile economic recovery was faltering; and continued weakness in corporate profits. In this tough climate, small stocks performed marginally better than large stocks, and higher-valued, faster-growing companies (growth
stocks)  did  better  than  more   moderately   priced,   dividend-paying   ones
(value-oriented shares). Unfortunately, during the past six months "better" results simply meant "less bad."
     International stocks also performed poorly in the period, as many developed markets struggled with the same political and economic issues that hobbled U.S. equities.
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES
     This class of shares carries lower expenses and is available for a minimum investment of $10 million.
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                                                                               1

INTEREST RATES CONTINUED THEIR LONG--AND SURPRISING--DECLINE
In November, the Federal Reserve Board responded to increasingly clear signs of economic trouble--weakness in the manufacturing sector, a grim employment picture, and rising energy prices--with a 50-basis-point cut in short-term interest rates, bringing its target for the federal funds rate to 1.25%. Yields of the fixed income market's shortest-term securities typically hew closely to changes in the federal funds rate, and during the past six months, the yield of the 3-month U.S. Treasury bill declined from 1.67% to 1.19%.
--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2003
                                                 -------------------------------
                                                    Six          One        Five
                                                 Months         Year      Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                   -7.3%       -22.2%       -2.9%
Russell 2000 Index (Small-caps)                   -7.1        -22.1        -3.6
Wilshire 5000 Index (Entire market)               -7.0        -21.6        -3.2
MSCI All Country World Index Free
 ex USA (International)                           -9.7        -16.3        -5.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.7%         9.9%        7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                        3.4          7.7         6.1
Citigroup 3-Month Treasury Bill Index              0.7          1.6         4.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                               1.3%         3.0%        2.5%
--------------------------------------------------------------------------------
*Annualized.
--------------------------------------------------------------------------------
     Longer-term interest rates followed suit, with the yield of the 10-year Treasury note reaching lows not seen in more than a generation. At the start of the six-month period, the 10-year Treasury yielded 4.14%; at the end, 3.69%. Declining yields mean rising prices, and during the past six months, the investment-grade taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.7%.

DURING THE DIFFICULT HALF-YEAR, OUR FOCUS ON GROWTH-ORIENTED STOCKS HELPED Although their six-month return of -5.7% was disappointing, the fund's Investor Shares did meet their objective of closely tracking the performance of the Calvert Social Index, which included--as of February 28--more than 630 stocks screened for social responsibility. In doing so, the fund retained more of its value than the broad stock market could manage during the period.
     Typically, the social screens that the Calvert Social Index employs lead to a portfolio that emphasizes growth stocks over value stocks. This remained true during the past six months, and the positioning proved beneficial as a number of long-suffering growth stocks staged a comeback of sorts. In particular, the fund's holdings in the technology and health care sectors, which typically include large numbers of growth stocks, performed respectably during the period. (The two groups represented about 22% and 20% of the fund's stock holdings, respectively, as of February 28).

Even relative to competitors, Vanguard Calvert Social Index Fund's Investor Shares produced a solid return, outperforming the average large-cap growth fund by nearly 2 percentage points.
     Working against the fund during the period was its sizable stake in the financial services sector, which represented some 30% of assets as of February
28. The performance of banks, insurance companies, and brokerage houses was held back not only by the challenging markets but by the recent Wall Street scandals, which weighed heavily on the sector's profits and stock prices.

A TIMELESS LESSON FOR TRYING TIMES
Vanguard Calvert Social Index Fund combines the principles of socially screened investing with the important long-term benefits of indexing: broad diversification, tax efficiency, and very low costs. In fact, the expense ratio--annualized operating costs as a percentage of average net assets--of your fund's Investor Shares is just 0.26%, or $2.60 for every $1,000 invested. The average large-cap growth fund, by contrast, charges 1.57% ($15.70 for every $1,000). Low costs are akin to a head start, year after year, in the competition for superior long-term returns.
It can be challenging to remain focused on the long term when faced with the stock market's discouraging results of the past three years. That is why we still offer you the same advice that we do every year: Ignore the market "noise" and hold a balanced portfolio of stock, bond, and cash investments that is appropriate for your goals. By doing so, you enjoy some of the upside results from whichever asset class is performing best at any time, while limiting your downside risk. Vanguard Calvert Social Index Fund can serve as a valuable part of the equity component of such a portfolio.
     We appreciate your continued confidence in Vanguard, and we thank you for entrusting your hard-earned money to us.


Sincerely,
/S/ John J. Brennan

JOHN J. BRENNAN
Chairman and Chief Executive Officer
March 14, 2003

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YOUR FUND'S PERFORMANCE AT A GLANCE            August 31, 2002-February 28, 2003
                                                         Distributions Per Share
                                                         -----------------------
                               Starting          Ending        Income    Capital
                            Share Price     Share Price     Dividends      Gains
--------------------------------------------------------------------------------
CALVERT SOCIAL INDEX FUND
 Investor Shares                  $6.02           $5.62        $0.060     $0.000
 Institutional Shares              6.22*           5.62         0.000      0.000
--------------------------------------------------------------------------------
*Since inception, January 14, 2003.

--------------------------------------------------------------------------------
FUND PROFILE                                             As of February 28, 2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with both its unmanaged target index and a broad market index. Key terms are defined on page 6.

CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
Portfolio Characteristics

                                                           Target         Broad
                                                 Fund      Index*       Index**
--------------------------------------------------------------------------------
Number of Stocks                                  635         633         5,623
Median Market Cap                              $29.1B      $29.1B        $25.5B
Price/Earnings Ratio                            20.5x       20.5x         20.0x
Price/Book Ratio                                 2.7x        2.7x          2.4x
Yield                                                        1.5%          1.8%
 Investor Shares                                 1.3%
 Institutional Shares                            1.4%
Return on Equity                                23.1%       23.1%         21.2%
Earnings Growth Rate                             8.1%        8.1%          7.5%
Foreign Holdings                                 0.1%        0.1%          0.3%
Turnover Rate                                    20%Y          --            --
Expense Ratio                                                  --            --
 Investor Shares                               0.26%Y
 Institutional Shares                          0.12%Y
Cash Investments                                 0.0%          --            --
--------------------------------------------------------------------------------


-----------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Microsoft Corp.                                  4.8%
 (software)
Pfizer, Inc.                                     4.1
 (pharmaceuticals)
Johnson & Johnson                                3.4
 (pharmaceuticals)
International Business Machines Corp.            2.9
 (computer hardware)
Merck & Co., Inc.                                2.6
 (pharmaceuticals)
Intel Corp.                                      2.5
 (electronics)
American International Group, Inc.               2.5
 (insurance)
Bank of America Corp.                            2.3
 (banking)
Cisco Systems, Inc.                              2.2
 (computer hardware)
Wells Fargo & Co.                                1.7
 (banking)
-----------------------------------------------------
Top Ten 29.0%
-----------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.


--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION (% of common stocks)

                                                             Target        Broad
                                                   Fund      Index*      Index**
-------------------------------------------------------------------------------
Auto & Transportation                              1.8%        1.8%         2.6%
Consumer Discretionary                            11.9        11.9         14.8
Consumer Staples                                   3.2         3.2          7.3
Financial Services                                30.8        30.8         22.4
Health Care                                       19.6        19.6         14.4
Integrated Oils                                    0.0         0.0          3.8
Other Energy                                       0.6         0.6          2.3
Materials & Processing                             1.5         1.5          3.7
Producer Durables                                  4.0         4.0          3.9
Technology                                        21.5        21.5         13.4
Utilities                                          4.9         4.9          6.9
Other                                              0.2         0.2          4.5
--------------------------------------------------------------------------------


-------------------------
INVESTMENT FOCUS
 Market Cap   Large
 Style        Growth
------------------------


 *Calvert Social Index.
**Wilshire 5000 Index.
 YAnnualized.

                                                            Visit our website at
                                                                www.vanguard.com
                                         for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.

--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY                                      As of February 28, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CALVERT SOCIAL INDEX FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) May 31, 2000-February 28, 2003
[BAR CHART]
                 Calvert Social Index Fund
Fiscal Year                Investor Shares     Calvert Social Index
       2000                           11.1%                    10.5%
       2001                          -31.8                    -31.7
       2002                            -20                    -19.7
       2003*                          -5.7                     -5.5
--------------------------------------------------------------------------------
*Six months ended February 28, 2003.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                        Since Inception
                                                One ----------------------------
                            Inception Date     Year  Capital   Income     Total
--------------------------------------------------------------------------------
CALVERT SOCIAL INDEX FUND*
  Investor Shares                5/31/2000  -24.24%  -18.95%    0.62%   -18.33%
--------------------------------------------------------------------------------
*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND. *The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.
--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                               FOR          WITHHELD                  FOR
--------------------------------------------------------------------------------
John J. Brennan             7,229,259,307       127,171,778                98.3%
Charles D. Ellis            7,227,788,897       128,642,188                98.3
Rajiv L. Gupta              7,220,234,293       136,196,792                98.1
JoAnn Heffernan Heisen      7,224,754,848       131,676,236                98.2
Burton G. Malkiel           7,219,422,160       137,008,925                98.1
Alfred M. Rankin, Jr.       7,227,745,570       128,685,515                98.3
J. Lawrence Wilson          7,219,712,368       136,718,717                98.1
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.
--------------------------------------------------------------------------------
                                                         BROKER       PERCENTAGE
       FOR           AGAINST          ABSTAIN         NON-VOTES              FOR
--------------------------------------------------------------------------------
41,244,295         3,069,188        1,670,064         4,455,047            81.8%
--------------------------------------------------------------------------------



Note: Vote tabulations are rounded to the nearest whole number.

--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                               February 28, 2003 (unaudited)

Statement of Net Assets

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains
usually   approximate   the  sums  the  fund  had  available  to  distribute  to
shareholders as income  dividends or capital gains as of the statement date, but
may  differ  because  certain   investments  or  transactions   may  be  treated
differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
================================================================================
                                                                          Market
                                                                          Value*
CALVERT SOCIAL INDEX FUND                              Shares              (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.1%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.8%)
  United Parcel Service, Inc.                          11,200            $  644
  FedEx Corp.                                           6,602               339
  Harley-Davidson, Inc.                                 7,207               285
  Southwest Airlines Co.                               16,568               200
  Genuine Parts Co.                                     4,138               119
  Expeditors International of
  Washington, Inc.                                      2,500                85
  C.H. Robinson Worldwide, Inc.                         1,900                57
* Gentex Corp.                                          1,800                48
  CNF Inc.                                              1,165                34
  BorgWarner, Inc.                                        600                31
  Delta Air Lines, Inc.                                 2,900                24
  ArvinMeritor, Inc.                                    1,500                23
* Swift Transportation Co., Inc.                        1,300                21
  Visteon Corp.                                         2,800                18
* Kansas City Southern                                  1,300                16
  USFreightways Corp.                                     600                15
  Skywest, Inc.                                         1,200                11
* Continental Airlines, Inc. Class B                    1,400                 7
* Atlantic Coast Airlines Holdings Inc.                   900                 6
                                                                      ----------
                                                                          1,983
                                                                      ----------
CONSUMER DISCRETIONARY (11.9%)
  Home Depot, Inc.                                     55,298             1,297
* AOL Time Warner Inc.                                101,988             1,155
  Gillette Co.                                         22,844               690
  Lowe's Cos., Inc.                                    16,830               661
  Kimberly-Clark Corp.                                 12,300               563
  Target Corp.                                         19,580               561
* eBay Inc.                                             4,948               388
* Kohl's Corp.                                          7,139               349
* Costco Wholesale Corp.                               10,798               330
  Avon Products, Inc.                                   5,626               293
  The McGraw-Hill Cos., Inc.                            4,664               262
  Omnicom Group Inc.                                    4,439               235
* Bed Bath & Beyond, Inc.                               6,878               227
* Starbucks Corp.                                       9,294               218
  Eastman Kodak Co.                                     6,900               204
  The Gap, Inc.                                        15,245               199
* Yahoo! Inc.                                           9,509               198
* Staples, Inc.                                        11,232               193
* USA Interactive                                       7,586               186
* Best Buy Co., Inc.                                    6,312               183
* Electronic Arts Inc.                                  3,372               178
  Newell Rubbermaid, Inc.                               6,280               177
  New York Times Co. Class A                            3,629               169
* EchoStar Communications
   Corp. Class A                                        5,713               150
* Amazon.com, Inc.                                      5,959               131
  J.C. Penney Co., Inc.
  (Holding Company)                                     6,450               128
* Apollo Group, Inc. Class A                            2,726               126
  Family Dollar Stores, Inc.                            3,831               108
  Washington Post Co. Class B                             120                86
* Office Depot, Inc.                                    7,243                85
* Jones Apparel Group, Inc.                             2,900                82
  Whirlpool Corp.                                       1,600                79
* Univision Communications Inc.                         3,174                79

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CALVERT SOCIAL INDEX FUND                              Shares              (000)
--------------------------------------------------------------------------------
  Estee Lauder Cos. Class A                             2,720             $  76
  Dollar General Corp.                                  7,045                73
  Black & Decker Corp.                                  1,917                70
* ChoicePoint Inc.                                      2,000                68
  Darden Restaurants Inc.                               3,708                66
* Iron Mountain, Inc.                                   1,850                65
* Brinker International, Inc.                           2,332                65
  E.W. Scripps Co. Class A                                805                64
  Ross Stores, Inc.                                     1,819                62
* CDW Computer Centers, Inc.                            1,416                62
* Lamar Advertising Co. Class A                         1,818                57
* Sabre Holdings Corp.                                  3,374                56
* Dollar Tree Stores, Inc.                              2,674                55
  Manpower Inc.                                         1,802                55
  The Stanley Works                                     2,120                54
* Robert Half International, Inc.                       4,042                54
  Fastenal Co.                                          1,602                53
* Williams-Sonoma, Inc.                                 2,252                52
  Outback Steakhouse                                    1,600                52
* Career Education Corp.                                1,100                51
  Harman International Industries, Inc.                   800                51
* Convergys Corp.                                       4,106                51
  Belo Corp. Class A                                    2,259                49
  Viad Corp.                                            2,127                44
* PETsMART, Inc.                                        2,900                43
* Expedia Inc.                                            600                42
* Entercom Communications Corp.                           900                42
  Maytag Corp.                                          1,714                41
* Corinthian Colleges, Inc.                             1,100                41
  Nordstrom, Inc.                                       2,381                41
  R.R. Donnelley & Sons Co.                             2,166                40
* Reebok International Ltd.                             1,200                38
* Krispy Kreme Doughnuts, Inc.                          1,100                36
* Hispanic Broadcasting Corp.                           1,638                34
* The Cheesecake Factory                                1,100                33
  Snap-On Inc.                                          1,279                32
* Tech Data Corp.                                       1,370                31
* The Corporate Executive Board Co.                       900                30
* ITT Educational Services, Inc.                        1,100                30
* Getty Images, Inc.                                    1,000                29
* Valassis Communications, Inc.                         1,276                29
* O'Reilly Automotive, Inc.                             1,100                28
  Ruby Tuesday, Inc.                                    1,500                28
* Borders Group, Inc.                                   1,904                27
* BearingPoint, Inc.                                    4,100                27
  Media General, Inc. Class A                             536                27
  Meredith Corp.                                          669                26
  Ethan Allen Interiors, Inc.                             900                26
  Lee Enterprises, Inc.                                   800                26
* DeVry, Inc.                                           1,500                26
  Alberto-Culver Co. Class B                              500                25
* BJ's Wholesale Club, Inc.                             1,699                24
* Furniture Brands International Inc.                   1,300                24
  Regis Corp.                                           1,000                23
* Linens 'n Things, Inc.                                1,000                23
* Catalina Marketing Corp.                              1,275                23
  La-Z-Boy Inc.                                         1,300                23
* Education Management Corp.                              600                23
* Extended Stay America, Inc.                           2,100                23
* Saks Inc.                                             2,900                22
  John Wiley & Sons Class A                               982                22
  Harte-Hanks, Inc.                                     1,200                22
  Callaway Golf Co.                                     1,902                22
* Arbitron Inc.                                           700                22
* Cox Radio, Inc.                                       1,000                21
* Barnes & Noble, Inc.                                  1,193                21
  Blyth, Inc.                                             800                20
* American Greetings Corp. Class A                      1,500                20
* Scholastic Corp.                                        800                19
* DoubleClick Inc.                                      2,759                18
* Overture Services, Inc.                               1,100                18
  Pittston Brink's Group                                1,200                17
* Hollywood Entertainment Corp.                         1,200                17
* TMP Worldwide, Inc.                                   1,800                16
* Advance Auto Parts, Inc.                                400                16
* CEC Entertainment Inc.                                  600                15
* United Stationers, Inc.                                 700                15
  Tupperware Corp.                                      1,100                14
* Earthlink, Inc.                                       2,757                14
* Tommy Hilfiger Corp.                                  1,800                11
  The Nautilus Group, Inc.                                700                10
* Insight Enterprises, Inc.                             1,000                 8
* Charter Communications, Inc.                          6,200                 6
                                                                      ----------
                                                                         12,845
                                                                      ----------
CONSUMER STAPLES (3.2%)
  Walgreen Co.                                         24,354               685
  Colgate-Palmolive Co.                                12,784               643
  Sysco Corp.                                          15,588               423
  General Mills, Inc.                                   8,805               377
  H.J. Heinz Co.                                        8,377               257
  CVS Corp.                                             9,427               235
  Wm. Wrigley Jr. Co.                                   3,508               188
  Kellogg Co.                                           5,546               164
  Hershey Foods Corp.                                   2,186               141
* Whole Foods Market, Inc.                              1,400                71
  McCormick & Co., Inc.                                 2,986                69
  SuperValu Inc.                                        3,088                43
  Dial Corp.                                            2,242                41
  Dreyer's Grand Ice Cream, Inc.                          500                36
* Performance Food Group Co.                            1,100                35
  Church & Dwight, Inc.                                   900                27
* American Italian Pasta Co.                              400                17
                                                                      ----------
                                                                          3,452
                                                                      ----------
10

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                       Shares              (000)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (30.7%)
 BANKS--NEW YORK CITY (1.4%)
  J.P. Morgan Chase & Co.                              47,415          $  1,075
  The Bank of New York Co., Inc.                       17,291               394

 BANKS--OUTSIDE NEW YORK CITY (13.4%)
  Bank of America Corp.                                35,697             2,472
  Wells Fargo & Co.                                    40,300             1,828
  Wachovia Corp.                                       32,375             1,149
  Bank One Corp.                                       27,743             1,000
  U.S. Bancorp                                         45,528               952
  Fifth Third Bancorp                                  11,564               614
  FleetBoston Financial Corp.                          24,908               612
  National City Corp.                                  14,517               401
  BB&T Corp.                                           11,368               373
  SunTrust Banks, Inc.                                  5,813               327
  PNC Financial Services Group                          6,796               305
  State Street Corp.                                    7,730               285
  KeyCorp                                              10,102               240
  Mellon Financial Corp.                               10,292               232
  SouthTrust Corp.                                      8,252               223
  AmSouth Bancorp                                       8,526               176
  Comerica, Inc.                                        4,110               168
  Regions Financial Corp.                               5,201               168
  M & T Bank Corp.                                      2,071               164
  Northern Trust Corp.                                  4,600               146
  Union Planters Corp.                                  4,735               130
  Marshall & Ilsley Corp.                               4,786               127
  North Fork Bancorp, Inc.                              3,837               124
  Synovus Financial Corp.                               6,377               123
  National Commerce Financial Corp.                     4,878               118
  First Tennessee National Corp.                        3,000               115
  Huntington Bancshares Inc.                            5,563               107
  Compass Bancshares Inc.                               3,053                97
  Popular, Inc.                                         2,700                92
  Zions Bancorp                                         2,115                90
  Banknorth Group, Inc.                                 3,493                79
  TCF Financial Corp.                                   1,712                72
  First Virginia Banks, Inc.                            1,750                72
  Hibernia Corp. Class A                                3,716                67
  Commerce Bancorp, Inc.                                1,600                66
  Associated Banc-Corp                                  1,814                63
  Mercantile Bankshares Corp.                           1,693                62
  Valley National Bancorp                               2,183                56
  Commerce Bancshares, Inc.                             1,400                54
  Bank of Hawaii Corp.                                  1,607                50
  City National Corp.                                   1,067                50
  Doral Financial Corp.                                 1,500                49
  Wilmington Trust Corp.                                1,588                45
  Fulton Financial Corp.                                2,375                44
  Investors Financial Services Corp.                    1,600                40
  Sky Financial Group, Inc.                             1,900                39
  FirstMerit Corp.                                      1,921                38
  Cullen/Frost Bankers, Inc.                            1,200                37
  Hudson United Bancorp                                 1,100                35
  BancorpSouth, Inc.                                    1,800                34
  Whitney Holdings Corp.                                1,000                33
  Old National Bancorp                                  1,496                33
  Westamerica Bancorporation                              800                33
  Colonial BancGroup, Inc.                              2,751                32
  Trustmark Corp.                                       1,196                29
  United Bankshares, Inc.                               1,000                28
  First Midwest Bancorp, Inc.                           1,050                27
  Community First Bankshares, Inc.                      1,000                25
  Park National Corp.                                     250                24
  Citizens Banking Corp.                                  900                23
* Southwest Bancorporation
   of Texas, Inc.                                         700                22
  The South Financial Group, Inc.                       1,000                20
  Chittenden Corp.                                        700                19
  Greater Bay Bancorp                                   1,100                18
* Silicon Valley Bancshares                             1,000                17

 DIVERSIFIED FINANCIAL SERVICES (1.8%)
  American Express Co.                                 27,707               930
  Marsh & McLennan Cos., Inc.                          12,718               518
  The Goldman Sachs Group, Inc.                         5,800               403
* BISYS Group, Inc.                                     2,848                45
  Leucadia National Corp.                                 800                27

 FINANCE COMPANIES (0.2%)
  Capital One Financial Corp.                           5,265               163

 FINANCE--SMALL LOAN (0.4%)
  SLM Corp.                                             3,714               405
* AmeriCredit Corp. 3,200 6

 FINANCIAL DATA PROCESSING SERVICES (1.9%)
  First Data Corp.                                     17,928               621
  Automatic Data Processing, Inc.                      14,248               463
  Paychex, Inc.                                         7,899               207
* Fiserv, Inc.                                          4,547               145
* Affiliated Computer
  Services, Inc. Class A                                3,024               136
* Concord EFS, Inc.                                    12,154               135
* SunGard Data Systems, Inc.                            6,646               130
  Deluxe Corp.                                          1,502                61
  Fair, Isaac & Co. Inc.                                1,200                59
* DST Systems, Inc.                                     1,770                50
* CheckFree Corp.                                       1,671                35
  Jack Henry & Associates Inc.                          1,800                21
  NDCHealth Corp.                                         800                17
* Advent Software, Inc.                                   700                10

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CALVERT SOCIAL INDEX FUND                              Shares              (000)
--------------------------------------------------------------------------------
 FINANCIAL INFORMATION SERVICES (0.2%)
  Moody's Corp.                                         3,016             $ 133
* The Dun & Bradstreet Corp.                            1,600                57
  Dow Jones & Co., Inc.                                 1,021                37

 FINANCIAL MISCELLANEOUS (3.3%)
  Fannie Mae                                           23,681             1,518
  Freddie Mac                                          16,538               904
  MBNA Corp.                                           26,818               371
  H & R Block, Inc.                                     3,964               161
  MBIA, Inc.                                            3,451               132
  Ambac Financial Group, Inc.                           2,541               124
  MGIC Investment Corp.                                 2,342                92
  Radian Group, Inc.                                    2,200                77
  Fidelity National Financial, Inc.                     2,151                71
* Providian Financial Corp.                             6,782                41
  Brown & Brown, Inc.                                   1,400                40
  Nationwide Financial Services, Inc.                   1,400                34

 INSURANCE--LIFE (0.5%)
  Prudential Financial, Inc.                           13,500               405
  Jefferson-Pilot Corp.                                 3,411               129
  The MONY Group Inc.                                   1,200                26

 INSURANCE--MULTILINE (4.2%)
  American International Group, Inc.                   54,522             2,687
  AFLAC Inc.                                           12,316               385
  The Hartford Financial
  Services Group Inc.                                   5,998               216
  St. Paul Cos., Inc.                                   5,406               167
  CIGNA Corp.                                           3,319               143
  Aon Corp.                                             6,445               125
  Lincoln National Corp.                                4,163               118
  Cincinnati Financial Corp.                            3,118               111
  SAFECO Corp.                                          3,275               108
  Torchmark Corp.                                       2,777               101
  UnumProvident Corp.                                   5,123                67
  Arthur J. Gallagher & Co.                             2,100                51
* Markel Corp.                                            200                43
  Protective Life Corp.                                 1,487                40
  StanCorp Financial Group, Inc.                          700                35
  American National Insurance Co.                         436                34
  Unitrin, Inc.                                         1,096                27
* Allmerica Financial Corp.                             1,173                17

 INSURANCE--PROPERTY-CASUALTY (1.2%)
  Progressive Corp. of Ohio                             4,544               236
  XL Capital Ltd. Class A                               3,300               234
  The Chubb Corp.                                       4,037               193
  Ace, Ltd.                                             6,200               172
  Everest Re Group, Ltd.                                1,263                66
  RenaissanceRe Holdings Ltd.                           1,700                63
  The PMI Group Inc.                                    2,120                57
  White Mountains
   Insurance Group Inc.                                   160                52
  PartnerRe Ltd.                                          900                45
  W.R. Berkley Corp.                                    1,100                45
  HCC Insurance Holdings, Inc.                          1,400                35
  Erie Indemnity Co. Class A                              922                34
  Transatlantic Holdings, Inc.                            470                30
  Mercury General Corp.                                   700                25
  Commerce Group, Inc.                                    700                24
* Ohio Casualty Corp.                                   1,200                15

 INVESTMENT MANAGEMENT COMPANIES (0.3%)
  T. Rowe Price Group Inc.                              2,861                74
  Janus Capital Group Inc.                              5,198                61
  Federated Investors, Inc.                             2,216                56
  SEI Corp.                                             1,944                49
  Allied Capital Corp.                                  2,400                48
  Neuberger Berman Inc.                                 1,400                37
  Eaton Vance Corp.                                     1,400                36
  Waddell & Reed Financial, Inc.                        1,860                31
* Affiliated Managers Group, Inc.                         500                21

 REAL ESTATE INVESTMENT TRUST
  IndyMac Bancorp, Inc. REIT                            1,400                27

 RENT & LEASE SERVICES--COMMERCIAL
* United Rentals, Inc.                                  1,197                10

 SAVINGS & Loan (1.4%)
  Washington Mutual, Inc.                              22,504               777
  Golden West Financial Corp.                           3,117               226
  Sovereign Bancorp, Inc.                               6,102                83
  Green Point Financial Corp.                           1,945                83
  New York Community Bancorp, Inc.                      2,300                66
  Astoria Financial Corp.                               1,746                44
  Webster Financial Corp.                               1,100                39
  People's Bank                                         1,500                39
  Washington Federal Inc.                               1,650                37
  Hudson City Bancorp, Inc.                             1,900                36
  Independence Community
    Bank Corp.                                          1,300                34
  Commercial Federal Corp.                              1,000                22
  Downey Financial Corp.                                  500                20
  Staten Island Bancorp, Inc.                           1,200                19

 SECURITIES BROKERS & SERVICES (0.5%)
  Charles Schwab Corp.                                 24,222               191
  Franklin Resources Corp.                              3,435               112
  Legg Mason Inc.                                       1,582                78
  A.G. Edwards & Sons, Inc.                             1,920                51
  First American Corp.                                  1,600                37
* E*TRADE Group, Inc.                                   8,489                36
  LaBranche & Co. Inc.                                  1,400                28

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                       Shares              (000)
--------------------------------------------------------------------------------
  American Capital Strategies, Ltd.                       900            $   22
  Jefferies Group, Inc.                                   500                18
* Investment Technology Group, Inc.                     1,050                13
                                                                        --------
                                                                         33,163
                                                                        --------
HEALTH CARE (19.7%)
 BIOTECH RESEARCH & Production (2.2%)
* Amgen, Inc.                                          27,975             1,529
* Genzyme Corp.-General Division                        5,026               157
* Biogen, Inc.                                          3,502               124
* IDEC Pharmaceuticals Corp.                            3,600               104
* Chiron Corp.                                          2,644                97
* Cephalon, Inc.                                        1,300                63
* Millennium Pharmaceuticals, Inc.                      6,288                45
* Invitrogen Corp.                                      1,200                37
* Quintiles Transnational Corp.                         2,655                33
  IDEXX Laboratories Corp.                                800                29
* ICOS Corp.                                            1,359                27
* Protein Design Labs, Inc.                             1,900                15
* Applera Corp.-
   Celera Genomics Group                                1,500                12
* OSI Pharmaceuticals, Inc.                               800                12
* Enzon Pharmaceuticals, Inc.                             900                11
* Abgenix, Inc.                                         1,700                10
* Transkaryotic Therapies, Inc.                           700                 4

 DRUGS & PHARMACEUTICALS (12.5%)
  Pfizer, Inc.                                        146,610             4,372
  Johnson & Johnson                                    70,752             3,711
  Merck & Co., Inc.                                    53,446             2,819
  Schering-Plough Corp.                                34,879               629
  Cardinal Health, Inc.                                10,868               623
* Forest Laboratories, Inc.                             8,556               426
  Allergan, Inc.                                        3,100               199
* MedImmune Inc.                                        5,892               177
* Gilead Sciences, Inc.                                 4,636               158
  AmerisourceBergen Corp.                               2,500               138
* Barr Laboratories, Inc.                                 800                62
* Scios, Inc.                                           1,100                48
* IVAX Corp.                                            3,966                45
* SICOR, Inc.                                           1,900                28
* Medicis Pharmaceutical Corp.                            600                28
* Vertex Pharmaceuticals, Inc.                          1,886                21
* Alkermes, Inc.                                        1,400                11

 ELECTRONICS--MEDICAL SYSTEMS (1.3%)
  Medtronic, Inc.                                      28,907             1,292
* Varian Medical Systems, Inc.                          1,600                81
* Affymetrix, Inc.                                      1,200                32

 HEALTH & PERSONAL CARE (0.6%)
* Anthem, Inc.                                          3,400               203
  McKesson Corp.                                        6,479               173
* Express Scripts Inc.                                  1,504                78
* Lincare Holdings, Inc.                                2,546                76
  Omnicare, Inc.                                        2,223                56
* Apria Healthcare Group Inc.                           1,300                29
* Accredo Health, Inc.                                  1,150                27

 HEALTH CARE FACILITIES (0.4%)
  Health Management
   Associates Class A                                   5,624               101
* Laboratory Corp. of
   America Holdings                                     3,500                97
* Quest Diagnostics, Inc.                               1,800                95
* Pharmaceutical Product
   Development, Inc.                                    1,200                38
* Renal Care Group, Inc.                                1,200                35
* HealthSouth Corp.                                     9,320                33
* DaVita, Inc.                                          1,441                30
* LifePoint Hospitals, Inc.                               800                17

 HEALTH CARE MANAGEMENT SERVICES (0.8%)
* WellPoint Health
  Networks Inc. Class A                                 3,572               243
* Caremark Rx, Inc.                                     6,200               108
  IMS Health, Inc.                                      5,717                86
* Health Net Inc.                                       2,969                75
* WebMD Corp.                                           7,000                67
* Oxford Health Plans, Inc.                             2,110                59
* First Health Group Corp.                              2,137                52
* AdvancePCS                                            1,800                50
* Universal Health Services Class B                     1,282                50
* Mid Atlantic Medical Services, Inc.                   1,200                43
* Cerner Corp.                                            700                23
* Orthodontic Centers of America, Inc.                  1,100                11

 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (1.9%)
* Boston Scientific Corp.                               6,958               307
* Guidant Corp.                                         7,314               262
  Stryker Corp.                                         3,261               213
  Becton, Dickinson & Co.                               6,139               211
* Zimmer Holdings, Inc.                                 4,600               204
* St. Jude Medical, Inc.                                4,226               193
  Biomet, Inc.                                          5,817               176
* Patterson Dental Co.                                  1,500                66
  DENTSPLY International Inc.                           1,656                58
  Beckman Coulter, Inc.                                 1,500                50
* Henry Schein, Inc.                                    1,100                44
* Edwards Lifesciences Corp.                            1,500                40
* Apogent Technologies Inc.                             2,540                40
* Cytyc Corp.                                           2,800                36
* ResMed Inc.                                             800                25
* Respironics, Inc.                                       800                25
  Invacare Corp.                                          700                21
* Techne Corp.                                            900                20

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CALVERT SOCIAL INDEX FUND                              Shares              (000)
--------------------------------------------------------------------------------
 MEDICAL SERVICES
* Coventry Health Care Inc.                               900             $  25
                                                                        --------
                                                                         21,180
                                                                        --------
MATERIALS & PROCESSING (1.5%)
  Weyerhaeuser Co.                                      5,200               259
  Masco Corp.                                          11,697               215
  Air Products & Chemicals, Inc.                        5,400               209
  Praxair, Inc.                                         3,814               202
  Avery Dennison Corp.                                  2,352               135
  Ecolab, Inc.                                          2,700               132
* American Standard Cos., Inc.                          1,500               103
* Sealed Air Corp.                                      2,012                73
  Sigma-Aldrich Corp.                                   1,436                63
* Catellus Development Corp.                            1,844                37
  Harsco Corp.                                            954                29
* FMC Technologies Inc.                                 1,400                28
* Cabot Microelectronics Corp.                            600                25
  AptarGroup Inc.                                         800                24
  Corn Products International, Inc.                       800                24
  Worthington Industries, Inc.                          1,500                21
  Hughes Supply, Inc.                                     500                12
                                                                      ----------
                                                                          1,591
                                                                      ----------
OTHER ENERGY (0.6%)
  EOG Resources, Inc.                                   2,460               102
  Smith International, Inc.                             2,432                85
  XTO Energy, Inc.                                      2,800                71
  Pioneer Natural Resources Co.                         2,600                68
  Cooper Cameron Corp.                                  1,300                68
  Patterson-UTI Energy, Inc.                            1,900                63
  Equitable Resources, Inc.                             1,500                54
  Grant Prideco, Inc.                                   2,700                33
  Key Energy Services, Inc.                             3,100                33
  Chesapeake Energy Corp.                               3,700                30
  Calpine Corp.                                         8,900                25
  SEACOR SMIT Inc.                                        500                19
                                                                      ----------
                                                                            651
                                                                      ----------
PRODUCER DURABLES (4.0%)
* Applied Materials, Inc.                              39,058               507
  Emerson Electric Co.                                 10,000               471
  Illinois Tool Works, Inc.                             6,304               376
  Deere & Co.                                           5,715               236
* Lexmark International, Inc.                           2,972               185
  Pitney Bowes, Inc.                                    5,657               176
  Danaher Corp.                                         2,692               175
* KLA-Tencor Corp.                                      4,447               159
* Xerox Corp.                                          17,494               157
* Agilent Technologies, Inc.                           10,100               133
  Dover Corp.                                           4,774               122
  Parker Hannifin Corp.                                 2,851               115
* Novellus Systems, Inc.                                3,358                98
  Cooper Industries, Inc. Class A                       2,200                83
  W.W. Grainger, Inc.                                   1,726                79
* Waters Corp.                                          3,068                71
* American Power Conversion Corp.                       4,159                65
  Diebold, Inc.                                         1,695                62
  Pulte Homes, Inc.                                     1,200                61
  D. R. Horton, Inc.                                    3,050                56
* NVR, Inc.                                               155                51
* Teradyne, Inc.                                        4,330                50
  Pall Corp.                                            2,900                47
  KB HOME                                                 900                42
  Pentair, Inc.                                         1,157                42
* LAM Research Corp.                                    3,000                40
  HON Industries, Inc.                                  1,381                37
* Garmin Ltd.                                           1,100                37
  Hubbell Inc. Class B                                  1,173                35
  Donaldson Co., Inc.                                   1,000                35
* Tektronix, Inc.                                       2,100                35
  Molex, Inc. Class A                                   1,732                33
  Graco, Inc.                                           1,200                32
  Herman Miller, Inc.                                   1,806                28
* AGCO Corp.                                            1,700                28
  Kennametal, Inc.                                        900                27
  Clayton Homes Inc.                                    2,388                27
  Ametek Aerospace Products Inc.                          800                26
  Ryland Group, Inc.                                      600                25
* Cymer, Inc.                                             800                24
* Polycom, Inc.                                         2,400                24
  MDC Holdings, Inc.                                      600                23
* Varian Semiconductor
   Equipment Associates, Inc.                             800                21
  Roper Industries Inc.                                   700                20
  York International Corp.                                900                19
* Cognex Corp.                                            800                18
  Cummins Inc.                                            756                18
* Crown Castle International Corp.                      4,200                16
* Andrew Corp.                                          2,108                16
* Flowserve Corp.                                       1,200                14
* Axcelis Technologies, Inc.                            2,100                13
* Terex Corp.                                           1,000                12
* Credence Systems Corp.                                1,300                 9
                                                                      ----------
                                                                          4,311
                                                                      ----------
TECHNOLOGY (21.6%)
 COMMUNICATIONS TECHNOLOGY (3.6%)
* Cisco Systems, Inc.                                 171,808             2,402
* QUALCOMM Inc.                                        18,653               645
* Lucent Technologies, Inc.                            82,890               136
* JDS Uniphase Corp.                                   29,385                84
* Juniper Networks, Inc.                                7,500                67
  Symbol Technologies, Inc.                             5,468                58
* CIENA Corp.                                          10,080                55
* Tellabs, Inc.                                         8,741                53
  Harris Corp.                                          1,600                48
  Scientific-Atlanta, Inc.                              3,613                47

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
                                                       Shares              (000)
--------------------------------------------------------------------------------
* NCR Corp.                                             2,330             $  45
* ADC Telecommunications, Inc.                         18,516                41
* 3Com Corp.                                            8,561                36
* UTStarcom, Inc.                                       1,800                33
* Advanced Fibre Communications, Inc.                   1,900                30
* Brocade Communications
   Systems, Inc.                                        5,500                22
  Black Box Corp.                                         500                20
* Avaya Inc.                                            8,174                18
  Extreme Networks, Inc.                                2,400                11
* CSG Systems International, Inc.                       1,070                10
* CommScope, Inc.                                       1,068                 8

 COMPUTER SERVICES SOFTWARE & Systems (6.5%)
  Microsoft Corp.                                     219,510             5,202
* Intuit, Inc.                                          4,466               212
* Veritas Software Corp.                                9,823               167
  Adobe Systems, Inc.                                   5,622               155
* Symantec Corp.                                        3,356               136
* Computer Sciences Corp.                               3,800               119
* BMC Software, Inc.                                    5,529               107
* Siebel Systems, Inc.                                 10,198                88
* BEA Systems, Inc.                                     9,000                87
* QLogic Corp.                                          2,199                77
* Cadence Design Systems, Inc.                          6,328                67
* Mercury Interactive Corp.                             2,000                65
* Check Point Software
   Technologies Ltd.                                    4,200                62
* Amdocs Ltd.                                           4,276                56
* Citrix Systems, Inc.                                  4,041                48
* Ceridian Corp.                                        3,495                48
  Reynolds & Reynolds Class A                           1,703                42
  Autodesk, Inc.                                        2,666                39
* Sybase, Inc.                                          2,256                33
* Compuware Corp.                                       8,385                31
* Acxiom Corp.                                          2,017                31
* J.D. Edwards & Co.                                    2,346                28
* National Instruments Corp.                              800                27
* CACI International, Inc.                                700                24
* Novell, Inc.                                          8,643                22
* Electronics for Imaging, Inc.                         1,175                19
* Ascential Software Corp.                              5,800                18
* NetIQ Corp.                                           1,100                13
* Parametric Technology Corp.                           5,470                12
* Mentor Graphics Corp.                                 1,400                11
* American Management Systems, Inc.                       955                10
* Retek Inc.                                            1,200                 5

 COMPUTER TECHNOLOGY (6.5%)
  International Business
    Machines Corp.                                     40,226             3,136
* Dell Computer Corp.                                  54,152             1,460
  Hewlett-Packard Co.                                  65,169             1,033
* EMC Corp.                                            52,270               386
* Sun Microsystems, Inc.                               73,570               253
  Electronic Data Systems Corp.                        11,334               176
* Apple Computer, Inc.                                  8,436               127
* Network Appliance, Inc.                               7,910                84
* Synopsys, Inc.                                        1,795                73
* Storage Technology Corp.                              2,535                59
* Zebra Technologies Corp. Class A                        700                43
* NVIDIA Corp.                                          3,200                40
* Emulex Corp.                                          2,000                36
* Maxtor Corp.                                          5,700                34
* Ingram Micro, Inc. Class A                            2,294                24
* Gateway, Inc.                                         4,626                10
* Quantum Corp.                                         3,016                10

ELECTRONICS (0.1%)
* Sanmina-SCI Corp.                                    12,388                53
* Semtech Corp.                                         1,600                23
  AVX Corp.                                             1,134                11

 ELECTRONICS--SEMICONDUCTORS/COMPONENTS (4.7%)
  Intel Corp.                                         158,592             2,736
  Texas Instruments, Inc.                              41,200               690
* Analog Devices, Inc.                                  8,700               254
  Linear Technology Corp.                               7,419               228
* Xilinx, Inc.                                          7,932               182
  Microchip Technology, Inc.                            4,800               122
* Altera Corp.                                          8,936               111
* Micron Technology, Inc.                              12,785               102
* Broadcom Corp.                                        4,780                69
* Jabil Circuit, Inc.                                   3,834                64
* Intersil Corp.                                        3,000                47
* Advanced Micro Devices, Inc.                          8,098                44
* Marvell Technology Group Ltd.                         2,000                41
* LSI Logic Corp.                                       8,695                39
* Integrated Circuit Systems, Inc.                      1,400                33
* Arrow Electronics, Inc.                               2,229                32
* Avnet, Inc.                                           2,818                29
* RF Micro Devices, Inc.                                4,014                26
* Fairchild Semiconductor Corp.                         2,100                26
* Applied Micro Circuits Corp.                          6,746                24
* PMC Sierra Inc.                                       3,983                23
* Agere Systems Inc. Class A                           13,764                22
* Integrated Device Technology Inc.                     2,200                19
* Lattice Semiconductor Corp.                           2,300                17
* Atmel Corp.                                           9,092                16
* Micrel, Inc.                                          1,400                14
* Agere Systems Inc. Class B                            7,500                11
* Conexant Systems, Inc.                                5,600                 8
* TriQuint Semiconductor, Inc.                          2,545                 8

 -------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
CALVERT SOCIAL INDEX FUND                              Shares              (000)
--------------------------------------------------------------------------------
 ELECTRONICS--TECHNOLOGY (0.1%)
  Solectron Corp.                                      19,198             $  60
  The Titan Corp.                                       1,700                14
  Coherent, Inc.                                          600                12

SCIENTIFIC EQUIPMENT & Supplies (0.1%)
  Applera Corp.-Applied Biosystems Group                4,879                90
* Varian, Inc.                                            800                24
                                                                      ----------
                                                                         23,238
                                                                      ----------
 UTILITIES (4.9%)
  SBC Communications Inc.                              78,991             1,643
  BellSouth Corp.                                      44,233               959
* Comcast Corp. Special Class A                        22,112               621
* AT&T Wireless Services Inc.                          53,160               313
  ALLTEL Corp.                                          7,022               305
* NEXTEL Communications, Inc.                          19,828               279
* Cox Communications, Inc. Class A                      4,768               141
  KeySpan Corp.                                         3,680               118
  Kinder Morgan, Inc.                                   2,251               102
  CenturyTel, Inc.                                      3,188                87
* Cablevision Systems -
   NY Group Class A                                     4,323                77
* Citizens Communications Co.                           6,552                64
  Questar Corp.                                         1,911                53
  Telephone & Data Systems, Inc.                        1,274                51
  MDU Resources Group, Inc.                             1,800                49
  Puget Energy, Inc.                                    2,114                43
* AES Corp.                                            10,956                36
  Hawaiian Electric Industries Inc.                       900                36
  Philadelphia Suburban Corp.                           1,700                36
  OGE Energy Corp.                                      1,900                33
  Peoples Energy Corp.                                    900                32
  NICOR Inc.                                            1,063                32
  WGL Holdings Inc.                                     1,200                30
  AGL Resources Inc.                                    1,300                29
  Piedmont Natural Gas, Inc.                              800                28
  ONEOK, Inc.                                           1,100                19
  IDACORP, Inc.                                           851                19
  Cleco Corp.                                           1,000                12
* Mirant Corp.                                          8,400                11
* Sierra Pacific Resources                              2,200                 7
                                                                      ----------
                                                                          5,265
                                                                      ----------
 OTHER (0.2%)
* SPX Corp.                                             1,900                69
  Teleflex Inc.                                         1,000                37
  Carlisle Co., Inc.                                      700                30
  Lancaster Colony Corp.                                  700                27
                                                                      ----------
                                                                            163
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $149,621)                                     107,842
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                         Face             Market
                                                       Amount             Value*
                                                        (000)              (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 1.35%, 3/3/2003                                         $198             $ 198
 1.35%, 3/3/2003--Note E                                  101               101
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $299) 299
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
 (Cost $149,920)                                                        108,141
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%)
--------------------------------------------------------------------------------
Other Assets--Note B                                                        325
Liabilities--Note E                                                        (713)
                                                                      ----------
                                                                           (388)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                      $107,753
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.

================================================================================
AT FEBRUARY 28, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                        $160,539
Undistributed Net Investment Income                                          54
Accumulated Net Realized Losses                                         (11,061)
Unrealized Depreciation                                                 (41,779)
--------------------------------------------------------------------------------
NET ASSETS                                                             $107,753
================================================================================
Investor Shares--Net Assets

Applicable to 17,529,339 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                              $98,563
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE--
 INVESTOR SHARES                                                          $5.62
================================================================================
Institutional Shares--Net Assets

 Applicable to 1,634,034 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                              $9,190
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                                     $5.62
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND
                                              Six Months Ended February 28, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                                 $ 698
Interest                                                                      3
Security Lending                                                              2
--------------------------------------------------------------------------------
  Total Income                                                              703
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Management and Administrative
    Investor Shares                                                          94
    Institutional Shares                                                      1
  Marketing and Distribution
    Investor Shares                                                           9
    Institutional Shares                                                     --
Custodian Fees                                                               17
Shareholders' Reports and Proxies
    Investor Shares                                                           5
    Institutional Shares                                                     --
--------------------------------------------------------------------------------
    Total Expenses                                                          126
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       577
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   (5,139)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES(2,142)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(6,704)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                       CALVERT SOCIAL INDEX FUND

                                                   Six Months               Year
                                                        Ended              Ended
                                                Feb. 28, 2003      Aug. 31, 2002
                                                        (000)              (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                  $ 577             $ 765
 Realized Net Gain (Loss)                              (5,139)           (5,575)
 Change in Unrealized Appreciation (Depreciation)      (2,142)          (17,116)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations                         (6,704)          (21,926)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
    Investor Shares                                      (994)             (621)
    Institutional Shares                                   --                --
 Realized Capital Gain
    Investor Shares                                        --                --
    Institutional Shares                                   --                --
--------------------------------------------------------------------------------
    Total Distributions                                  (994)             (621)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note F
  Investor Shares                                      10,808            37,054
  Institutional Shares                                 10,148                --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
     Capital Share Transactions                        20,956           37,054
--------------------------------------------------------------------------------
Total Increase (Decrease)                              13,258            14,507
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                                   94,495            79,988
--------------------------------------------------------------------------------
 End of Period                                       $107,753           $94,495
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CALVERT SOCIAL INDEX FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------------------------------
                                                                  Six Months    Year Ended August 31,   May 8* to
                                                                       Ended     --------------------    Aug. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 Feb. 28, 2003            2002     2001        2000
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $6.02           $7.57   $11.14      $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                   .03             .05      .04         .02
 Net Realized and Unrealized Gain (Loss) on Investments                 (.37)          (1.55)   (3.57)       1.12
-----------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                                      (.34)          (1.50)   (3.53)       1.14
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
 Dividends from Net Investment Income                                   (.06)           (.05)    (.03)         --
 Distributions from Realized Capital Gains                                --              --     (.01)         --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (.06)           (.05)    (.04)         --
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $5.62           $6.02   $ 7.57      $11.14
=================================================================================================================
TOTAL RETURN**                                                        -5.69%         -19.96%  -31.75%      11.07%
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                    $99             $94      $80         $40
 Ratio of Total Expenses to Average Net Assets                        0.26%Y           0.25%    0.25%      0.25%Y
 Ratio of Net Investment Income to Average Net Assets                 1.18%Y           0.82%    0.70%      0.98%Y
 Portfolio Turnover Rate                                                20%Y             18%      10%          3%
=================================================================================================================

*Subscription period for the fund was May 8, 2000, to May 31, 2000, during which time all assets were held in money market instruments. Performance measurement begins May 31, 2000.
**Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.
YAnnualized.

CALVERT SOCIAL INDEX FUND INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                                                     Jan. 14* to
                                                                         Feb. 28
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                               2003
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $6.22
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                      .01
 Net Realized and Unrealized Gain (Loss) on Investments                    (.61)
--------------------------------------------------------------------------------
  Total from Investment Operations                                         (.60)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                        --
 Distributions from Realized Capital Gains                                   --
--------------------------------------------------------------------------------
  Total Distributions                                                        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $5.62
================================================================================
TOTAL RETURN                                                             -9.65%
================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                        $9
 Ratio of Total Expenses to Average Net Assets                          0.12%**
 Ratio of Net Investment Income to Average Net Assets                   1.38%**
 Portfolio Turnover Rate                                                  20%**
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Calvert Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Institutional Shares were first issued on January 14, 2003, and are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distri-butions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2003, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2002, the fund had available realized losses of $5,901,000 to offset future net capital gains of $56,000 through August 31, 2009, $3,511,000 through August 31, 2010, and
$2,334,000 through August 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At February 28, 2003, net unrealized depreciation of investment securities for tax purposes was $41,779,000, consisting of unrealized gains of $3,730,000 on securities that had risen in value since their purchase and $45,509,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2003, the fund purchased $30,350,000 of investment securities and sold $9,975,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at February 28, 2003, was $59,000, for which the fund held cash collateral of $101,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

F. Capital share transactions for each class of shares were:

------------------------------------------------------------------------------------------------------
                                                    Six Months Ended                  Year Ended
                                                    February 28, 2003               August 31, 2002
                                                  -----------------------        ---------------------
                                                  Amount           Shares        Amount       Shares
                                                   (000)            (000)        (000)        (000)
-----------------------------------------------------------------------------------------------------
Investor Shares
 Issued                                        $ 20,142            3,443      $ 56,138        7,847
 Issued in Lieu of Cash Distributions               909              154           551           71
 Redeemed                                       (10,243)          (1,768)      (19,635)      (2,790)
                                               -------------------------------------------------------
  Net Increase (Decrease)--Investor Shares       10,808            1,829        37,054        5,128
                                               -------------------------------------------------------
Institutional Shares
 Issued                                          10,455            1,688            --           --
 Issued in Lieu of Cash Distributions                --               --            --           --
 Redeemed                                          (307)             (54)           --           --
  Net Increase (Decrease)--Institutional Shares  10,148            1,634            --           --
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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If you're like many  Vanguard  investors,  you  believe in  planning  and taking control of your own investments. Vanguard.com(R) was built for you--and it's getting better all the time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE
Log on to Vanguard.com and:

     * See what you own (at Vanguard and elsewhere) and how you're doing by using our Consolidated View(TM) tool.
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          held.
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     *    Invest online and even manage the mail you get from us. (Prefer to get
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PLAN YOUR INVESTMENTS WITH CONFIDENCE
Go to our PLANNING & Advice and RESEARCH FUNDS & Stocks sections and:

     * Take our Investor Questionnaire to find out what asset allocation might best suit your needs.
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          costs.
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          Compare Fund Costs tool.
     * Find out how to maximize your after-tax returns in our PlainTalk(R) guide Be a Tax-Savvy Investor.
     *    Attend our quarterly  PlainTalk  webcasts on investing.

Find out what Vanguard.com can do for you. Log on today!
--------------------------------------------------------------------------------
CAPITALIZE ON YOUR IRA
Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers. Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

* CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR.
It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

* MAKE IT AUTOMATIC.
Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

* CONSIDER COST.
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

* REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS.
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.
     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
--------------------------------------------------------------------------------
JOHN J. BRENNAN*               Chairman of the Board, Chief Executive Officer,
   (Elected 1987)              and Director/Trustee of The Vanguard Group, Inc.,
                               and of each of the  investment companies served
                               by The Vanguard Group.
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (year elected)

CHARLES D. ELLIS               The Partners of '63 (pro bono ventures in
   (2001)                      education); Senior Adviser to Greenwich
                               Associates (international business strategy consulting); Successor Trustee of Yale
                               University; Overseer of the Stern School of
                               Business at New York University; Trustee of the
                               Whitehead Institute for Biomedical Research.

RAJIV L. GUPTA                 Chairman and Chief Executive Officer (since
   (2001)                      October 1999), Vice Chairman (January-September
                               1999), and Vice President (prior to September
                               1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                               Member of the American Chemistry Council;
                               Trustee of Drexel University.

JOANN HEFFERNAN HEISEN         Vice President, Chief Information Officer, and
   (1998)                      Member of the Executive Committee of Johnson &
                               Johnson (pharmaceuticals/consumer products);
                               Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL              Chemical Bank Chairman's Professor of Economics,
   (1977)                      Princeton University; Director of Vanguard
                               Investment Series plc(Irish investment fund)
                               (since November 2001), Vanguard Group (Ireland)
                               Limited (Irish investment management firm) (since
                               November 2001), Prudential Insurance Co. of
                               America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and
                               NeuVis, Inc. (software company).

ALFRED M. RANKIN,JR.           Chairman, President, Chief Executive Officer, and
   (1993)                      Director of NACCO Industries, Inc. (forklift
                               trucks/housewares/lignite); Director of Goodrich
                               Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard
                               Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON             Retired Chairman and Chief Executive Officer of
   (1985)                      Rohm and Haas Co. (chemicals); Director of
                               Cummins Inc. (diesel engines), MeadWestvaco Corp.

                               (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON              Secretary; Managing Director and General Counsel
                               of The Vanguard Group, Inc. (since September
                               1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                               Vanguard Group; Principal of The Vanguard Group
                               (prior to September 1997).

THOMAS J. HIGGINS              Treasurer; Principal of The Vanguard Group, Inc.;
                               Treasurer of each of the investment companies served by The Vanguard Group.


*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.
--------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY,  Information  Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY,  Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A.  MACKINNON,  Fixed Income Group.  George U. Sauter,  Quantitative  Equity
Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                     [SHIP LOGO]
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are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's  shareholders.  It may not be distributed
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To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
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                                                (C)2003 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.
                                                                    Q2132 042003

VANGUARD(R) INTERNATIONAL GROWTH FUND

SEMIANNUAL REPORT

FEBRUARY 28, 2003

                                                          THE VANGUARD GROUP (R)

ETERNAL PRINCIPLES
     Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.
     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.
     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.
     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven the master keys to investment success.

================================================================================
SUMMARY
--------------------------------------------------------------------------------
* Both share classes of Vanguard International Growth Fund returned -11.0% in the first half of the 2003 fiscal year, slightly outpacing the average competing fund.
* Declines were broad-based across sectors, with stocks of financial services companies the biggest drag on the fund's absolute performance.
* The U.S. dollar weakened during the period, bolstering overall returns from foreign securities by about 4 percentage points.
================================================================================
CONTENTS
--------------------------------------------------------------------------------
 1  Letter from the Chairman
 5  Adviser's Report
 8  Fund Profile
10  Glossary of Investment Terms
11  Performance Summary
12  Results of Proxy Voting
13  Financial Statements
24  Advantages of Vanguard.com
================================================================================

================================================================================
LETTER FROM THE CHAIRMAN
                                                        [PHOTO--John J. Brennan]

Fellow Shareholder,

Amid the threat of war with Iraq, rising tensions on the Korean peninsula, and disappointing economic reports from developed nations, stock prices worldwide fell during the six months ended February 28, 2003. Vanguard(R) International Growth Fund returned -11.0% for the fiscal half-year. The fund's heavy investments in financial services stocks were a big detractor, with few offsetting bright spots.

-------------------------------------------------
TOTAL RETURNS                   SIX MONTHS ENDED
                               FEBRUARY 28, 2003
-------------------------------------------------
VANGUARD INTERNATIONAL GROWTH FUND
 Investor Shares                          -11.0%
 Admiral Shares                           -11.0
Average International Fund*               -11.8
MSCI EAFE Index                           -11.0
MSCI All Country World Index Free ex USA   -9.7
-------------------------------------------------
*Derived from data provided by Lipper Inc.

     As the adjacent table shows, your fund's total returns (capital change plus reinvested distributions) were slightly better than that of the average competing international fund and were in line with the fund's unmanaged benchmark of developed foreign markets, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. The table also presents the return of the MSCI All Country World Index Free ex USA, the broadest proxy for international stocks, including those from emerging markets.
     The fund's distributions and its net asset values at the beginning and end of the period are shown in the table on page 4.


STOCKS  FELL  IN A  TOUGH  ECONOMIC--AND POLITICAL--CLIMATE
During the six months ended February 28, 2003, the U.S. stock market, as represented by the Wilshire 5000 Total Market Index, shed -7.0% of its value. Despite a rally in the final months of 2002, stock prices finished the six months with a thud, as a number of negatives came to dominate the U.S. investment landscape: among them, tense negotiations with allies about the necessity of waging war on Iraq; signs that the fragile economic recovery was faltering; and continued weakness in corporate profits.

--------------------------------------------------------------------------------
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
--------------------------------------------------------------------------------

     International markets struggled with the same political and economic issues that hobbled U.S. equities. In local currencies, the EAFE Index returned -15.5% for the six months. However, the value of the dollar fell relative to all major currencies--in the case of the euro, to an almost four-year low--resulting in an -11.0% return in U.S. dollars. (A weaker dollar augments returns from foreign securities for U.S.-based investors, while a stronger dollar detracts from returns.) Tokyo's blue-chip Nikkei 225 index fell to a nearly 20-year low. The developed markets of Europe also suffered, buffeted by disappointing economic reports. The continent's largest economy, Germany, seemed on the verge of its second recession in three years. Overall, the economic growth rate of the 12-country eurozone averaged 0.2% during fourth-quarter 2002, and unemployment reached a two-year high of 8.7% in early 2003.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                  TOTAL RETURNS
                                                PERIODS ENDED FEBRUARY 28, 2003
                                               ---------------------------------
                                                   SIX          ONE        FIVE
                                                MONTHS         YEAR      YEARS*
--------------------------------------------------------------------------------
STOCKS
MSCI All Country World Index Free
 ex USA (International)                           -9.7%       -16.3%       -5.5%
Russell 2000 Index (Small-caps)                   -7.1        -22.1        -3.6
Wilshire 5000 Index (Entire market)               -7.0        -21.6        -3.2
Russell 1000 Index (Large-caps)                   -7.3        -22.2        -2.9
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        4.7%         9.9%        7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                        3.4          7.7         6.1
Citigroup 3-Month Treasury Bill Index              0.7          1.6         4.2
================================================================================
CPI
Consumer Price Index                               1.3%         3.0%        2.5%
--------------------------------------------------------------------------------
*Annualized.


INTEREST RATES  CONTINUED  THEIR LONG--AND  SURPRISING--DECLINE
Despite fast-rising energy prices, worries about economic stagnation--not inflation--occupied central banks, a number of which slashed interest rates during the half-year. The European Central Bank cut rates by 50 basis points (0.50 percentage point) in December and trimmed another 25 basis points soon after the end of your fund's reporting period, bringing the key refinancing rate to 2.50%.
     In November, the U.S. Federal Reserve Board responded to increasingly clear signs of economic trouble--weakness in the manufacturing sector, a grim jobs picture, and rising energy prices--with a 50-basis-point cut in short-term interest rates, bringing its target for the federal funds rate to 1.25%. Yields of the fixed income market's shortest-term securities typically hew closely to changes in the federal funds rate, and during the past six months, the yield of the 3-month U.S. Treasury bill declined from 1.67% to 1.19%.
     Longer-term interest rates followed suit, with the yield of the 10-year Treasury note reaching lows not seen in more than a generation. At the start of the six-month period, the 10-year Treasury yielded 4.14%; at the end, 3.69%. Declining yields mean rising prices, and during the past six months, the U.S. investment-grade taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.7%.

DECLINES ACROSS SECTORS HAMPERED YOUR FUND
Although the International Growth Fund outperformed the average competing fund during the half-year, its -11.0% returns were still disappointing in absolute terms. The declines were broad-based, with no sector posting a positive return. The biggest drag on absolute performance was the fund's financial services stocks--by far our largest commitment, accounting for roughly 27% of fund assets on average during the six months. These stocks collectively returned -14%. While our investments in some other sectors had poorer returns, their smaller weightings meant none had as large an impact.
     For more details on specific stocks and your fund's six-month performance, please see the Adviser's Report starting on page 5.
     As was announced earlier this year, on February 6 we added Scotland-based Baillie Gifford Overseas Ltd. to the fund's advisory team. Schroder Investment Management North America remains the primary adviser and will manage roughly 75% to 80% of fund assets. Baillie Gifford will manage the remaining assets. The table below shows the portion of assets managed by each adviser on February 28.
     The fund's investment objective and policies will not change. We have been very pleased with the quality service and long-term results provided by Schroder and portfolio manager Richard Foulkes, who have advised the fund since its inception in 1981. But, as we have done with some of our U.S. equity funds, we adopted a multimanager approach to further diversify holdings and to better position the fund for future long-term asset growth.

DEALING WITH UNCERTAINTY
Clearly, the current investment environment is rife with anxiety and uncertainty. U.S. stocks have logged three full years of declines. With some exceptions, international markets have been equally disappointing. Bonds have enjoyed a great run-up in prices, but the upshot is that their yields are lower and their risk is higher. Money market yields are now well below the rate of inflation. There seems to be no safe harbor.
     Because no one can successfully predict the direction of the financial markets year in, year out, we still give the same advice that we do every year:
Ignore the market "noise" and hold a balanced portfolio of stock, bond, and

==========================================================
FUND ASSETS MANAGED                      FEBRUARY 28, 2003
                                  ------------------------
                                    $ MILLION   PERCENTAGE
----------------------------------------------------------
Schroder Investment Management
  North America Inc.                   $4,106          78%
Baillie Gifford Overseas Ltd.           1,070          20
Cash Investments*                          98           2
----------------------------------------------------------
Total                                  $5,274         100%
==========================================================
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

cash investments in allocations appropriate for your objectives, time horizon, and risk tolerance. By doing so, you enjoy some of the upside potential of the best-performing asset class, while limiting the downside risk. A low-cost international stock fund such as Vanguard International Growth can help diversify the equity portion of your portfolio because you can be certain that overseas markets will not always move in sync with U.S. stocks. Thank you for entrusting your hard-earned dollars to us.

Sincerely,

/s/ John J. Brennan

John J. Brennan
Chairman and Chief Executive Officer

March 14, 2003

================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE AUGUST 31, 2002-FEBRUARY 28, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                              STARTING        ENDING         INCOME      CAPITAL
                           SHARE PRICE   SHARE PRICE      DIVIDENDS        GAINS
--------------------------------------------------------------------------------
International Growth Fund
  Investor Shares               $12.97        $11.37         $0.180       $0.000
  Admiral Shares                 41.27         36.14          0.645        0.000
================================================================================

================================================================================
ADVISER'S REPORT

In the first half of fiscal 2003, Vanguard International Growth Fund returned -11.0%, compared with -11.8% for the average international fund. The MSCI EAFE Index also returned -11.0%.

THE INVESTMENT  ENVIRONMENT
The grim trend in stock prices that marked the closing months of fiscal 2002 continued through the six months. A sharp rally in October and November interrupted the downtrend, but the rally's failure to persist through the traditionally strong year-end period suggested that investors truly had no appetite for stocks. The reasons for this continued lack of confidence in almost all markets are fourfold:

*    Economic demand is weak and getting weaker throughout the developed world.

* Following overexpansion in most industries in the 1998-2000 boom period, there is too much capacity, and companies are struggling to hold profit margins under the impact of severe price competition.

* The hope that easier monetary policy in the United States and Europe would stimulate demand has faded, as has the impact of expansionary fiscal policy in many countries, notably the United States.

* Disruption to oil supplies, the tense buildup toward war in the Middle East, and related political problems have bolstered the reluctance of both companies and consumers to spend.

     The latter troubles are transitory, let us hope, but we nonetheless foresee several years of lackluster growth in demand. During this time, profit growth will come more from cost-cutting than from sales growth. That is not an auspicious background for job creation or for consumer confidence.
     Of course, many of these concerns are reflected in stock prices. As I reported six months ago, stocks in Europe and Asia are not expensive, but a catalyst is needed to draw investors back, be that super-cheap prices (which don't now exist) or a pickup in economies (unlikely) or a recovery in U.S. stock prices, which often affects the mood elsewhere, but which we don't expect since U.S. stocks are more expensive than their counterparts overseas.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING THE STOCKS OF COMPANIES WITH THE POTENTIAL FOR ABOVE-AVERAGE EARNINGS GROWTH, WITH PARTICULAR EMPHASIS ON COMPANIES IN COUNTRIES WITH FAVORABLE BUSINESS AND MARKET ENVIRONMENTS.
--------------------------------------------------------------------------------

     One development during the half-year was a fall in the value of the U.S. dollar, notably against the euro (up 10%) and against the currencies of commodity-producing countries, like Australia and Canada. These countries have prospered because of massive demand from China, which has far outweighed disappointing demand from the rest of the world. The dollar could continue to fall if there is insufficient demand from overseas investors to finance the U.S. trade deficit, now nearly $500 billion a year.

OUR  SUCCESSES
As was true throughout fiscal 2002, there were again almost no places to hide over the past six months. Accordingly, cash was king and we had plenty of it, except during the sharp rally in October and November, which we did invest in and profit from. At the end of February, just under 10% of the assets we manage were in cash. (As of February 28, Schroder Investment Management oversaw 78% of fund assets; Baillie Gifford Overseas Ltd., which became an adviser on February 6, managed 20%.)
     One successful hiding place was in Japan. While that market fell -13% in both yen and dollar terms, we lost no money, thanks to the performance of our Japanese stocks--they led the market by 3 percentage points--and to the 10% profit we made by hedging the Japanese currency forward into euros.
     We also avoided some losses by investing in local retail banks rather than major global commercial banks. Since this defensive theme accounted for 20% of the assets in our portfolio, it made a difference.

OUR FAILURES
The global market troubles dealt a heavy blow to two of our larger holdings, though mercifully we significantly reduced both positions over the period. ING Groep, the Dutch insurance company, fell -38%, as its capital and reserves declined along with world markets while some of its liabilities remained fixed. Suez, the French electricity and water utility, fell -43%. The utility's heavy debt, though typical for the industry, and its expansion into certain emerging countries upset investors with short time horizons.
     We also suffered a setback owing to a strategy that has worked very well for us in recent years--focusing our technology investments in the smaller Asian countries, notably South Korea and Taiwan. In total, these stocks fell about -15% over the period, with Samsung Electronics--the largest stock position in the portfolio--particularly affected by the political posturing of North Korea. In our view, Samsung remains not only the most attractive large information technology company in the world, but also the most attractive stock in our universe of non-U.S. companies.
     It is worth noting that, over the past 20 months, we have owned almost no oil stocks. During the fiscal half-year, this stance had no impact at all on the fund's performance, despite the sharp rise in the price of crude oil, because investors remained worried by the longer-term problems facing the industry.

THE FUND'S POSITIONING
The shape of our portfolio has changed little since I reported to you six months ago. Our policy reflects a cautious view of economic recovery in the United States, Europe, and Japan. This is reflected in the high cash position that we hold (about 10%) and in the low proportion of our portfolio (20%) in cyclical industrial companies. About 30% of the portfolio is invested in high-quality non-tech growth companies and 20% in financials, primarily dependable local retail banks.
     Finally, 20% of the portfolio is invested in riskier growth companies in technology, media, and telecommunications, where, in our opinion, there are now good values. In particular, we continue to hold most of our 10% exposure to IT manufacturing and software companies in low-cost Asian countries, anticipating that their competitive labor rates and increasingly skilled labor forces will enable them to continue gaining world market share.
     Our hedge of Japanese yen assets forward into euros is an important feature of the portfolio but one that is under constant review. The Japanese economy remains extremely weak, and we expect little or no nominal growth in 2003 or 2004. Against such a backdrop, a weaker currency would provide a much-needed stimulus. The issue is whether that weakening can be achieved. Most of the Japanese companies in the portfolio would benefit directly from a weaker yen. Although the economy is in trouble, there are a limited number of excellent Japanese companies with low valuation multiples, and many of these have been in the portfolio for years. They tend to be exporters, because exposure to foreign competitors forces companies to be highly efficient.

Richard Foulkes, Executive Vice President
Schroder Investment  Management North America Inc.

March 14, 2003

================================================================================
FUND PROFILE                                             As of February 28, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


INTERNATIONAL GROWTH FUND
------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                  COMPARATIVE         BROAD
                         FUND          INDEX*       INDEX**
------------------------------------------------------------
Number of Stocks          180             997         1,752
Turnover Rate            78%+              --            --
Expense Ratio                              --            --
 Investor Shares       0.72%+
 Admiral Shares        0.56%+
Cash Investments         9.5%              --            --
------------------------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Samsung Electronics Co., Ltd.      3.6%
 (electronics)
Vodafone Group PLC                 2.7
 (cellular telecommunications)
Nestle SA (Registered)             2.6
 (food, beverage and tobacco)
Royal Bank of Scotland Group PLC   2.3
 (banking)
Allied Irish Banks PLC             2.1
 (banking)
Tesco PLC                          1.9
 (retail)
Mitsui & Co., Ltd.                 1.7
 (conglomerate)
Ricoh Co.                          1.6
 (computer hardware)
Kingfisher PLC                     1.6
 (retail)
Takeda Chemical Industries Ltd.    1.5
 (pharmaceuticals)
-------------------------------------------
Top Ten                           21.6%
-------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

------------------------------------------------------------
VOLATILITY MEASURES

                           COMPARATIVE                 BROAD
             FUND               INDEX*    FUND       INDEX**
-------------------------------------------------------------
R-Squared    0.94                 1.00    0.95          1.00
Beta         1.04                 1.00    1.01          1.00
-------------------------------------------------------------

----------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                               COMPARATIVE            BROAD
                                 FUND               INDEX*          INDEX**
---------------------------------------------------------------------------
Consumer Discretionary          17.2%                13.1%            12.3%
Consumer Staples                  9.7                 9.3              8.6
Energy                            2.8                 9.5             10.0
Financials                       24.2                23.8             24.0
Health Care                       8.5                10.2              9.1
Industrials                      12.1                 8.4              8.1
Information Technology           12.4                 6.1              7.0
Materials                         5.6                 6.5              7.9
Telecommunication Services        7.0                 7.9              8.0
Utilities                         0.5                 5.2              5.0
----------------------------------------------------------------------------

-------------------------
ALLOCATION BY REGION

Emerging Markets  10%
Pacific           24
Europe            66
-------------------------

*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.
+Annualized.

==============================================================
COUNTRY DIVERSIFICATION (% of common stocks)
                                       COMPARATIVE      BROAD
                              FUND          INDEX*    INDEX**
-------------------------------------------------------------
EUROPE
United Kingdom               24.6%           27.0%     23.6%
France                       14.4             9.0       7.7
Switzerland                   6.9             8.0       6.9
Netherlands                   4.2             5.3       4.5
Ireland                       3.7             0.8       0.7
Sweden                        3.3             2.0       1.8
Spain                         2.4             3.6       3.1
Italy                         1.7             4.0       3.5
Denmark                       1.6             0.7       0.6
Germany                       1.2             5.7       4.9
Finland                       0.9             1.9       1.6
Belgium                       0.6             0.9       0.8
Austria                       0.3             0.2       0.1
Portugal                      0.2             0.4       0.3
Greece                        0.0             0.4       0.3
Luxembourg                    0.0             0.1       0.1
Norway                        0.0             0.4       0.4
-------------------------------------------------------------
Subtotal                     66.0%           70.4%     60.9%
-------------------------------------------------------------
PACIFIC
Japan                        17.2%           21.9%     18.8%
Hong Kong                     3.9             1.7       1.9
Australia                     1.4             5.0       4.3
Singapore                     1.3             0.8       0.7
New Zealand                   0.1             0.2       0.2
--------------------------------------------------------------
Subtotal                     23.9%           29.6%     25.9%
--------------------------------------------------------------
EMERGING MARKETS
South Korea                   5.8%             --       1.8%
Taiwan                        1.7              --       1.2
Mexico                        1.4              --       0.7
India                         0.4              --       0.5
Indonesia                     0.3              --       0.1
Russia                        0.2              --       0.5
Israel                        0.1              --       0.3
Brazil                        0.1              --       0.6
South Africa                  0.1              --       0.8
Chile                         0.0              --       0.1
China                         0.0              --       0.2
Hungary                       0.0              --       0.1
Malaysia                      0.0              --       0.5
Poland                        0.0              --       0.1
Thailand                      0.0              --       0.2
Turkey                        0.0              --       0.1
---------------------------------------------------------------
Subtotal                     10.1%             --       7.8%
---------------------------------------------------------------
OTHER                         0.0%             --       5.4%
---------------------------------------------------------------
Total                       100.0%          100.0%    100.0%
---------------------------------------------------------------
*MSCI EAFE Index.
**MSCI All Country World Index Free ex USA.

                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

================================================================================
PERFORMANCE SUMMARY                                      As of February 28, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) August 31, 1992-February 28, 2003

     INTERNATIONAL GROWTH      MSCI EAFE
     FUND INVESTOR SHARES        INDEX
     --------------------     ----------
1993       21.1%                 26.7%
1994       20.4                  10.8
1995        3.8                   0.5
1996       12.7                   7.9
1997       15.8                   9.1
1998       -3.0                  -0.1
1999       21.7                  25.7
2000       18.7                   9.6
2001      -24.5                 -24.4
2002      -14.2                 -15.0
2003*     -11.0                 -11.0
----------------------------------------------
*Six months ended February 28, 2003.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              TEN YEARS
                                      ONE      FIVE   --------------------------
                    INCEPTION DATE   YEAR     YEARS    CAPITAL   INCOME    TOTAL
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
  Investor Shares        9/30/1981 -17.79%   -2.08%      4.74%    1.31%    6.05%
  Admiral Shares         8/13/2001 -17.63   -14.75*        --       --       --
================================================================================
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

- Elect trustees for the fund.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

================================================================================
                                                                      PERCENTAGE
TRUSTEE                       FOR                 WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan           7,229,259,307          127,171,778               98.3%
Charles D. Ellis          7,227,788,897          128,642,188               98.3
Rajiv L. Gupta            7,220,234,293          136,196,792               98.1
JoAnn Heffernan Heisen    7,224,754,848          131,676,236               98.2
Burton G. Malkiel         7,219,422,160          137,008,925               98.1
Alfred M. Rankin, Jr.     7,227,745,570          128,685,515               98.3
J. Lawrence Wilson        7,219,712,368          136,718,717               98.1
================================================================================

- Change the fund's policy on investing in other mutual funds. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

================================================================================
                                                               BROKER PERCENTAGE
VANGUARD FUND            FOR         AGAINST     ABSTAIN     NON-VOTES       FOR
--------------------------------------------------------------------------------
International Growth 2,958,563,352  127,278,340  56,807,036  289,922,076   86.2%
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.

Note: Vote tabulations are rounded to the nearest whole number.

================================================================================
FINANCIAL STATEMENTS                               February 28, 2003 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                       SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.5%)
--------------------------------------------------------------------------------
AUSTRALIA (1.3%)
  Australia & New Zealand
    Bank Group Ltd.                          2,316,700                    23,084
  BHP Billiton Ltd.                          2,654,600                    14,740
  Westpac Banking Corp., Ltd.                1,059,615                     9,034
  National Australia Bank Ltd.                 447,700                     7,852
  Foster's Group Ltd.                        1,963,400                     5,147
  Woolworths Ltd.                              635,000                     4,458
  Amcor Ltd.                                   886,300                     4,432
                                                                      ----------
                                                                          68,747
                                                                      ----------
AUSTRIA (0.3%)
* Telekom Austria AG                         1,244,000                    13,113
                                                                      ----------
BELGIUM (0.5%)
  UCB SA                                       608,000                    13,899
  Groupe Bruxelles Lambert SA                  343,000                    12,754
                                                                      ----------
                                                                          26,653
                                                                      ----------
BRAZIL (0.1%)
  Petrol Brasil Series A ADR                   407,200                     4,886
                                                                      ----------
CHINA
  Legend Group Ltd.                          4,552,000                     1,561
                                                                      ----------
DENMARK (1.4%)
  Novo Nordisk A/S B Shares                  1,370,000                    39,355
* ISS A/S                                      825,000                    24,956
  Danske Bank A/S                              726,530                    11,437
                                                                      ----------
                                                                          75,748
                                                                      ----------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
FINLAND (0.9%)
  Nokia Oyj                                  3,334,800                    44,569
                                                                      ----------
FRANCE (13.1%)
  L'Air Liquide SA (Registered)                581,999                    74,709
  Vivendi Universal SA                       4,686,000                    65,759
  Sanofi-Synthelabo SA                       1,115,920                    59,680
  Lafarge SA                                   852,000                    49,588
  BNP Paribas SA                             1,189,000                    49,210
  Thales SA                                  2,016,000                    46,195
  Suez SA                                    3,370,000                    44,131
  PSA Peugeot Citroen SA                       862,000                    38,092
  Schneider Electric SA                        800,000                    34,800
  Societe Generale Class A                     631,000                    33,869
  TotalFinaElf SA                              188,740                    24,940
  Vivendi Environnement                      1,261,000                    23,920
  L'Oreal SA                                   337,870                    21,813
  Accor SA                                     651,000                    19,997
  Publicis Groupe SA                         1,018,000                    18,345
  Sodexho Alliance SA                          742,000                    17,730
* Orange SA                                  2,150,490                    17,059
  Pernod Ricard SA                             174,175                    13,488
  France Telecom SA                            584,410                    12,950
  Vinci SA                                     177,000                    10,502
  Essilor International SA                     250,490                     9,719
* JCDecaux SA                                  230,000                     2,107
                                                                      ----------
                                                                         688,603
                                                                      ----------
GERMANY (1.1%)
  Deutsche Boerse AG                           435,500                    16,860
  SAP AG                                       191,230                    15,986
--------------------------------------------------------------------------------

================================================================================
                                                                          MARKET
                                                                          VALUE*
INTERNATIONAL GROWTH FUND                       SHARES                     (000)
--------------------------------------------------------------------------------
  Porsche AG                                    43,120       13,924
  Bayerische Motoren Werke AG                  413,000       11,573
                                                                      ----------
                                                                          58,343
                                                                      ----------
HONG KONG (3.6%)
  Swire Pacific Ltd. A Shares               10,787,000        45,643
  Sun Hung Kai Properties Ltd.               5,042,000        28,381
  Esprit Holdings Ltd.                      10,160,000        20,127
  Li & Fung Ltd.                            19,708,000        19,331
  Wharf Holdings Ltd.                        9,346,000        19,174
  Johnson Electric Holdings Ltd.            16,181,000        18,050
  Television Broadcasts Ltd.                 4,778,833        14,553
  Cheung Kong Holdings Ltd.                  2,238,000        14,061
  Hutchison Whampoa Ltd.                     1,333,000         7,982
                                                                      ----------
                                                                         187,302
                                                                      ----------
INDIA (0.4%)
(1) Infosystec
      Warrants Exp. 11/5/2004                  205,070                    18,426
*(1)State Bank of India
      Warrants Exp. 5/1/2006                   500,000                     3,000
                                                                      ----------
                                                                          21,426
                                                                      ----------
INDONESIA (0.3%)
  PT Gudang Garam Tbk                        8,262,846                     7,023
  PT Hanjaya Mandala
    Sampoerna Tbk                           17,200,000                     5,712
                                                                      ----------
                                                                          12,735
                                                                      ----------
IRELAND (3.3%)
  Allied Irish Banks PLC                     8,624,740                   110,155
  Bank of Ireland                            4,598,000                    50,648
* Ryanair Holdings PLC ADR                     392,650                    14,999
                                                                      ----------
                                                                         175,802
                                                                      ----------
ITALY (1.5%)
  Telecom Italia SpA                         3,509,000                    24,394
  ENI SpA                                    1,586,730                    23,549
* Olivetti SpA                              19,349,000                    18,644
  Riunione Adriatica
    di Sicurta SpA                           1,156,280                    14,220
                                                                      ----------
                                                                          80,807
                                                                      ----------
ISRAEL (0.1%)
  Teva Pharmaceutical
    Industries Ltd. Sponsored ADR              134,500                     5,081
                                                                      ----------
JAPAN (15.6%)
  Mitsui & Co., Ltd.                        16,364,000                    87,893
  Ricoh Co.                                  5,727,000                    86,517
  Takeda Chemical Industries Ltd.            2,159,000                    79,621
  East Japan Railway Co.                        14,831                    68,369
  Mabuchi Motor Co.                            696,100                    52,815
  Fuji Photo Film Co., Ltd.                  1,493,000                    47,357
  Toyota Motor Corp.                         1,799,400                    42,237
  Murata Manufacturing Co., Ltd.               955,000                    36,189
  Rohm Co., Ltd.                               268,000                    30,716
  Bridgestone Corp.                          2,616,000                    29,540
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
  Nippon Unipac Holding                          5,700                    22,612
  Sumitomo Electric
    Industries Ltd.                          3,341,000                    21,477
  Nippon Television
    Network Corp.                              161,640                    20,235
  Sankyo Co., Ltd.                             771,700                    17,102
  NTT DoCoMo, Inc.                               8,489                    16,012
  Kao Corp.                                    751,000                    15,849
  Sumitomo Chemical Co.                      4,129,000                    13,970
  Shin-Etsu Chemical Co., Ltd.                 401,300                    13,136
  Mitsui Sumitomo Insurance Co.              2,773,000                    12,994
  Canon, Inc.                                  353,000                    12,750
  NGK Spark Plug Co.                         1,775,000                    12,612
  Konica Corp.                               1,562,000                    12,538
  Kyocera Corp.                                235,400                    12,365
  Omron Corp.                                  721,000                    11,648
  Nippon Telegraph and
    Telephone Corp.                              2,547                     9,221
  SMC Corp.                                    111,600                     8,543
  Hirose Electric Co., Ltd.                    117,900                     8,347
  Alps Electric Co., Ltd.                      681,000                     8,318
* JFE Holdings, Inc.                           450,000                     6,535
  Nintendo Co.                                  60,300                     4,810
                                                                      ----------
                                                                         822,328
                                                                      ----------
MEXICO (1.2%)
* Grupo Financiero BBVA
    Bancomer, SA de CV
    Class B                                 42,210,425                    31,809
  Telefonos de Mexico SA
    Class L ADR                                805,000                    23,401
  America Movil SA de CV
    Series L ADR                               681,000                     9,398
                                                                      ----------
                                                                          64,608
                                                                      ----------
NETHERLANDS (3.8%)
  ING Groep NV                               5,046,000                    68,255
  TPG NV                                     3,380,000                    47,359
  Wolters Kluwer NV                          2,470,000                    34,156
  Verenigde Nederlandse
    Uitgeversbedrijven NV                      582,590                    12,816
  Reed Elsevier NV                             898,300                     9,227
  Buhrmann NV                                3,231,216                     8,950
  Koninklijke Numico NV                      1,632,573                     8,622
  Oce NV                                       694,166                     6,262
* ASML Holding NV                              822,000                     5,927
                                                                      ----------
                                                                         201,574
                                                                      ----------
NEW ZEALAND (0.1%)
  Telecom Corp. of
    New Zealand Ltd.                         1,226,200                     2,873
                                                                      ----------
PORTUGAL (0.2%)
  Portugal Telecom SGPS SA                   1,782,560                    11,431
                                                                      ----------
================================================================================

================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
RUSSIA (0.2%)
  YUKOS ADR                                     37,000                     6,063
  LUKOIL Sponsored ADR                          88,600                     5,291
                                                                      ----------
                                                                          11,354
                                                                      ----------
SINGAPORE (1.1%)
  United Overseas Bank Ltd.                  4,254,000        25,438
  Singapore Press Holdings Ltd.              1,330,486        13,923
  Singapore Technologies
    Engineering Ltd.                        10,309,000        10,017
  Great Eastern Holdings Ltd.                1,234,000         6,031
  Venture Corporation Ltd.                     582,000         4,484
                                                                      ----------
                                                                          59,893
                                                                      ----------
SOUTH AFRICA (0.1%)
  Anglo American Platinum Corp.                136,600                     4,878
                                                                      ----------
SOUTH KOREA (5.2%)
     Samsung Electronics Co., Ltd.             639,142                   149,659
*(1) Samsung Electronics Co., Ltd.
       Warrants Exp. 2/4/2004                  173,000                    40,509
      Kookmin Bank                           1,300,000                    39,752
*     Shinhan Financial Group Ltd.           1,400,000                    14,720
      Koram Bank                             1,950,000                    13,102
      Samsung Fire & Marine
        Insurance Co.                          165,000                     7,879
*(1)  KT & G Corp.                             719,800                     5,039
*     SK Telecom Co. Ltd. ADR                  297,000                     4,571
                                                                      ----------
                                                                         275,231
                                                                      ----------
SPAIN (2.2%)
  Altadis SA                                 2,422,500                    57,416
  Bankinter SA                               1,700,000                    44,909
  Banco Popular Espanol SA                     285,290                    11,623
                                                                      ----------
                                                                         113,948
                                                                      ----------
SWEDEN (3.0%)
  Svenska Handelsbanken AB
    A Shares                                 3,823,000                    52,792
  Assa Abloy AB                              3,290,000                    29,965
  Electrolux AB Series B                     1,679,000                    29,105
  Skandinaviska Enskilda
    Banken AB A Shares                       2,700,000                    23,957
  Atlas Copco AB A Shares                      712,790                    15,120
* Telefonaktiebolaget
    LM Ericsson AB Class B                  12,641,200                     8,245
                                                                      ----------
                                                                         159,184
                                                                      ----------
SWITZERLAND (6.2%)
  Nestle SA (Registered)                       682,000                   137,301
  Novartis AG (Registered)                   1,152,780                    42,335
  Swiss Re (Registered)                        615,080                    33,112
  Syngenta AG                                  650,000                    31,660
  Cie. Financiere Richemont AG               1,793,000                    29,023
  Credit Suisse Group (Registered)           1,164,000                    21,674
  Adecco SA (Registered)                       605,000                    18,248
  Holcim Ltd. B Shares                          86,510                    14,019
                                                                      ----------
                                                                         327,372
                                                                      ----------
================================================================================
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
TAIWAN (1.6%)
  Taiwan Semiconductor
    Manufacturing Co., Ltd.                 40,582,000                    49,049
* Siliconware Precision
    Industries Co.                          27,092,000                    13,098
  Ambit Microsystems Corp.                   4,050,000                    12,471
  Hon Hai Precision
    Industry Co., Ltd.                       2,700,000                     8,702
                                                                      ----------
                                                                          83,320
                                                                      ----------
UNITED KINGDOM (22.1%)
  Vodafone Group PLC                        78,794,000                   141,173
  Royal Bank of Scotland
    Group PLC                                5,192,600                   118,839
  Tesco PLC                                 38,258,000                    97,622
  Kingfisher PLC                            23,032,000                    82,985
  Compass Group PLC                         16,580,000                    71,817
  AstraZeneca Group PLC                      2,211,700                    71,345
  BP PLC                                     8,967,000                    56,496
* British Sky Broadcasting
    Group PLC                                4,985,000                    49,349
  Standard Chartered PLC                     3,897,000                    42,783
  GlaxoSmithKline PLC                        2,192,000                    38,531
  Reckitt Benckiser PLC                      2,215,000                    34,923
  Bunzl PLC                                  4,751,000                    28,811
  Smith & Nephew PLC                         4,754,000                    27,406
  IMI PLC                                    7,148,000                    26,121
  Provident Financial PLC                    2,638,000                    23,871
  HBOS PLC                                   2,249,000                    23,451
  Abbey National PLC                         3,573,000                    21,949
  GKN PLC                                    8,356,000                    20,729
  Dixons Group PLC                          13,020,000                    18,867
  Diageo PLC                                 1,790,000                    17,762
  HSBC Holdings PLC                          1,505,000                    16,214
  Imperial Tobacco Group PLC                 1,027,000                    16,023
  BAA PLC                                    2,006,000                    13,681
  Barclays PLC                               1,957,000                    11,313
  British American Tobacco PLC               1,069,000                    10,439
  Rexam PLC                                  2,000,000                    10,167
  Electrocomponents PLC                      2,636,000                     9,799
  BG Group PLC                               2,446,000                     9,429
  Capita Group PLC                           2,434,000                     9,316
  Aviva PLC                                  1,406,000                     8,764
* Celltech Group PLC                         1,630,000                     8,299
  Lloyds TSB Group PLC                       1,459,000                     8,135
  Man Group PLC                                588,000                     7,919
  Debenhams PLC                              1,295,587                     5,515
  BT Group PLC                               1,938,378                     4,992
  Bodycote International PLC                 2,157,108                     2,650
                                                                      ----------
                                                                       1,167,485
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $5,208,837)                                                     4,770,855
================================================================================

================================================================================
                                                  FACE                    MARKET
                                                AMOUNT                    VALUE*
INTERNATIONAL GROWTH FUND                        (000)                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.0%)
--------------------------------------------------------------------------------
Repurchase Agreements
  Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.35%, 3/3/2003                             $490,070                  490,070
  1.35%, 3/3/2003--Note G                      355,375                  355,375
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
 (Cost $845,445)                                                        845,445
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.5%)
 (Cost $6,054,282)                                                    5,616,300
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.5%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     96,362
Security Lending Collateral
  Payable to Brokers--Note G                                           (355,375)
Other Liabilities                                                       (82,959)
                                                                      ----------
                                                                       (341,972)
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $5,274,328
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, the aggregate value of these securities was $66,974,000, representing 1.2% of net assests.

================================================================================
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT FEBRUARY 28, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $7,138,626
Overdistributed Net Investment Income                                    (1,828)
Accumulated Net Realized Losses                                      (1,412,700)
Unrealized Depreciation
  Investment Securities                                                (437,982)
  Foreign Currencies and
    Forward Currency Contracts                                          (11,788)
--------------------------------------------------------------------------------
NET ASSETS                                                           $5,274,328
================================================================================

Investor Shares--Net Assets
Applicable to 389,042,474 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $4,422,599
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $11.37
================================================================================

Admiral Shares--Net Assets
Applicable to 23,568,327 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $851,729
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $36.14
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                       INTERNATIONAL GROWTH FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 28,842
  Interest                                                                2,349
  Security Lending                                                          520
--------------------------------------------------------------------------------
    Total Income                                                         31,711
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             3,881
    Performance Adjustment                                                  526
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                    11,069
      Admiral Shares                                                      1,444
    Marketing and Distribution
      Investor Shares                                                       470
      Admiral Shares                                                         64
  Custodian Fees                                                          1,478
  Shareholders' Reports and Proxies
    Investor Shares                                                         263
    Admiral Shares                                                            5
  Trustees' Fees and Expenses                                                 5
--------------------------------------------------------------------------------
    Total Expenses                                                       19,205
    Expenses Paid Indirectly--Note D                                     (1,022)
--------------------------------------------------------------------------------
    Net Expenses                                                         18,183
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    13,528
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                           (872,833)
  Foreign Currencies and Forward Currency Contracts                     114,085
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (758,748)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 139,824
  Foreign Currencies and Forward Currency Contracts                     (21,088)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        118,736
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(626,484)
================================================================================
*Dividends are net of foreign withholding taxes of $2,590,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

================================================================================
                                                       INTERNATIONAL GROWTH FUND
                                                 -------------------------------
                                                    SIX MONTHS              YEAR
                                                         ENDED             ENDED
                                                 FEB. 28, 2003     AUG. 31, 2002
                                                         (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                              $ 13,528          $ 86,037
  Realized Net Gain (Loss)                           (758,748)         (701,711)
  Change in Unrealized Appreciation (Depreciation)    118,736          (342,767)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      (626,484)         (958,441)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                   (70,276)          (96,756)
    Admiral Shares                                    (14,773)          (12,361)
  Realized Capital Gain
    Investor Shares                                        --           (16,126)
    Admiral Shares                                         --            (2,021)
--------------------------------------------------------------------------------
    Total Distributions                               (85,049)         (127,264)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                                      91,634          (567,520)
  Admiral Shares                                       68,380           536,528
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                      160,014           (30,992)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          (551,519)       (1,116,697)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                               5,825,847         6,942,544
--------------------------------------------------------------------------------
  End of Period                                    $5,274,328        $5,825,847
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


INTERNATIONAL GROWTH FUND INVESTOR SHARES

====================================================================================================================
                                                          SIX MONTHS               YEAR ENDED AUGUST 31,
                                                               ENDED   ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD         FEB. 28, 2003     2002      2001      2000     1999      1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $12.97   $15.41    $22.23    $19.75   $16.57    $17.86
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                         .02      .19       .23       .26      .27       .25
  Net Realized and Unrealized Gain (Loss) on Investments      (1.44)   (2.35)    (5.41)     3.38     3.29      (.81)
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                          (1.42)   (2.16)    (5.18)     3.64     3.56      (.56)
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                         (.18)    (.24)     (.22)     (.26)    (.22)     (.21)
  Distributions from Realized Capital Gains                      --     (.04)    (1.42)     (.90)    (.16)     (.52)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions                                        (.18)    (.28)    (1.64)    (1.16)    (.38)     (.73)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $11.37   $12.97    $15.41    $22.23   $19.75    $16.57
====================================================================================================================

TOTAL RETURN                                                 -11.04%  -14.20%   -24.49%    18.68%   21.70%    -2.99%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $4,423   $4,930    $6,447   $10,144   $8,000    $6,820
  Ratio of Total Expenses to Average Net Assets               0.72%*    0.67%     0.61%     0.53%    0.58%     0.59%
  Ratio of Net Investment Income to Average Net Assets        0.46%*    1.28%     1.19%     1.26%    1.42%     1.39%
  Portfolio Turnover Rate                                       78%*      40%       48%       48%      37%       37%
====================================================================================================================

*Annualized.

INTERNATIONAL GROWTH FUND ADMIRAL SHARES

===========================================================================================
                                                         SIX MONTHS        YEAR
                                                              ENDED       ENDED AUG. 13* TO
                                                           FEB. 28,    AUG. 31,    AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2003        2002        2001
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $41.27      $49.02     $50.00
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        .103        .677        .07
  Net Realized and Unrealized Gain (Loss) on Investments     (4.588)     (7.502)     (1.05)
-------------------------------------------------------------------------------------------
    Total from Investment Operations                         (4.485)     (6.825)      (.98)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.645)      (.795)        --
  Distributions from Realized Capital Gains                      --       (.130)        --
-------------------------------------------------------------------------------------------
    Total Distributions                                       (.645)      (.925)        --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $36.14      $41.27     $49.02
===========================================================================================

TOTAL RETURN                                                 -10.97%     -14.12%     -1.96%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                         $852        $895       $495
  Ratio of Total Expenses to Average Net Assets              0.56%**       0.54%    0.54%**
  Ratio of Net Investment Income to Average Net Assets       0.62%**       1.53%    2.50%**
  Portfolio Turnover Rate                                      78%**         40%        48%
===========================================================================================

*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring after the close of their primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.
     Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.
     Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

4. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and, beginning February 6, 2003, Baillie Gifford Overseas Ltd. provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Schroder Investment Management North America Inc. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the six months ended February 28, 2003, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets, before an increase of $526,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2003, the fund had contributed capital of $1,042,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2003, directed brokerage and custodian fee offset arrangements reduced expenses by $1,020,000 and $2,000, respectively. The total expense reduction represented an effective annual rate of 0.04% of the fund's average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
     During the six months ended February 28, 2003, the fund realized net foreign currency gains of $14,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2002, the fund had available realized losses of $644,765,000 to offset future net capital gains of $233,176,000 through August 31, 2010, and $411,589,000 through August 31, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.
     At February 28, 2003, net unrealized depreciation of investment securities for tax purposes was $437,982,000, consisting of unrealized gains of $378,854,000 on securities that had risen in value since their purchase and $816,836,000 in unrealized losses on securities that had fallen in value since their purchase.
     At February 28, 2003, the fund had open forward currency contracts to receive and deliver foreign currency in exchange for U.S. dollars as follows:

--------------------------------------------------------------------------------
                                                          (000)
                                   ---------------------------------------------
                                      CONTRACT AMOUNT                 UNREALIZED
                                   --------------------------       APPRECIATION
CONTRACT SETTLEMENT DATE           RECEIVE            DELIVER     (DEPRECIATION)
--------------------------------------------------------------------------------
5/16/2003                      EUR 575,673       USD $620,464          $ (1,058)
5/16/2003                     USD $545,016     JPY 65,500,000           (10,478)
--------------------------------------------------------------------------------
EUR--Euro.
JPY--Japanese Yen.

Unrealized depreciation on open forward currency contracts is treated as realized loss for tax purposes.
     The fund had net unrealized foreign currency losses of $252,000 resulting from the translation of other assets and liabilities at February 28, 2003.

F.  During  the  six  months  ended   February  28,  2003,  the  fund  purchased
$2,086,845,000 of investment securities and sold $2,074,300,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at February 28, 2003, was $342,133,000, for which the fund held cash collateral of $355,375,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED           YEAR ENDED
                                             FEBRUARY 28, 2003         AUGUST 31, 2002
                                            ------------------        ------------------
                                              AMOUNT    SHARES        AMOUNT      SHARES
                                               (000)     (000)         (000)       (000)
----------------------------------------------------------------------------------------
Investor Shares
  Issued                                $ 1,148,688    96,461    $ 2,682,592    187,641
  Issued in Lieu of Cash Distributions       66,590     5,481        106,337      7,354
  Redeemed                               (1,123,644)  (93,126)    (3,356,449)  (233,074)
                                       -------------------------------------------------
    Net Increase (Decrease)--Investor Shares 91,634     8,816       (567,520)   (38,079)
                                       -------------------------------------------------
Admiral Shares
  Issued                                    421,191    11,035        807,636     17,599
  Issued in Lieu of Cash Distributions       12,565       326         12,609        274
  Redeemed                                 (365,376)   (9,490)      (283,717)    (6,277)
                                       -------------------------------------------------
    Net Increase (Decrease)--Admiral Shares  68,380     1,871        536,528     11,596
========================================================================================

================================================================================
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control of your own  investments.  Vanguard.com(R)  was built for you--and  it's getting  better  all the  time.

MANAGE  YOUR  INVESTMENTS  WITH  EASE
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*    See what you own (at Vanguard and  elsewhere) and how you're doing by using
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PLAN YOUR  INVESTMENTS  WITH CONFIDENCE
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24

================================================================================
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

============================================================================================================================
JOHN J. BRENNAN*           Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(Elected 1987)             and of each of the investment companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)
CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                     (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                           the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                           Biomedical Research.

RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September
(2001)                     1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                           Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                           Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                     Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                           Women's Research and Education Institute.

BURTON G. MALKIEL          Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                     Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                           Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                           America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis,
                           Inc. (software company).

ALFRED M. RANKIN, JR.      Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                     trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                     Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                           (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                           1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                           Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS          Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
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This report is intended for the fund's  shareholders.  It may not be distributed
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                                                       Corporation, Distributor.

                                                                     Q812 042003

                          VANGUARD(R) U.S. GROWTH FUND

                               SEMIANNUAL REPORT
                               FEBRUARY 28, 2003

                                                   [THE VANGUARD GROUP (R) LOGO]

ETERNAL PRINCIPLES
Markets change, but the principles of successful investing do not. During the past few years, radical upheaval in the stock market has displayed the power of this simple truth to dramatic effect.

     In the late 1990s, stocks experienced one of the greatest bull markets in financial history. Then, in March 2000, the longest downturn since the Great Depression began.

     In both bull and bear markets, however, the principles of successful investing are identical: balance, diversification, and attention to costs. Balance among stock, bond, and money market funds allows you to pursue long-term growth while moderating your risk. Diversification limits your exposure to the disasters that can befall any one security or sector. Attention to costs means you keep a larger share of any rewards produced by your investments.

     These principles are timeless. In fact, they're the basis of our very first mutual fund--Vanguard(R) Wellington(TM) Fund, a balanced portfolio established in 1929. Over time, balance, diversification, and attention to costs have proven the master keys to investment success.

================================================================================
SUMMARY

* The Investor Shares of Vanguard U.S. Growth Fund returned a disappointing -9.4% during the six months ended February 28, 2003.

* The broad stock market, plagued by worries over a troubled economy and a possible war, declined -7.0% in the period, as represented by the Wilshire 5000 Index.

* The fund's result fell short of those of its comparative measures and the broad market primarily because of the adviser's relatively poor stock selection.
================================================================================
CONTENTS

  1 Letter from the Chairman

  4 Report from the Adviser

  8 Fund Profile

  9 Glossary of Investment Terms

 10 Performance Summary

 11 Results of Proxy Voting

 12 Financial Statements
================================================================================

                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

The Investor Shares of Vanguard(R) U.S. Growth Fund returned -9.4% during the first half of the 2003 fiscal year. This result fell short of the returns of our comparative standards, which themselves did poorly. The fund, which has struggled mightily during the vicious bear market, got off to a rocky start in fiscal 2003 for two main reasons: the horrible climate for stocks and some relatively poor stock selections by our investment adviser.

=====================================================
TOTAL RETURNS
                                     SIX MONTHS ENDED
                                    FEBRUARY 28, 2003
-----------------------------------------------------
VANGUARD U.S. GROWTH FUND
  Investor Shares                               -9.4%
  Admiral Shares                                -9.4
Average Large-Cap Growth Fund*                  -7.6
Russell 1000 Growth Index                       -6.7
Wilshire 5000 Index                             -7.0
-----------------------------------------------------
*Derived from data provided by Lipper Inc.
=====================================================

     The table at left presents the total returns (capital change plus reinvested distributions) for our fund, its average peer, and two unmanaged indexes: the Russell 1000 Growth Index, which represents large-cap U.S. growth stocks, and the Wilshire 5000 Total Market Index, the broadest measure of U.S. stocks. Information on the fund's distributions and its starting and ending net asset values appears in the table on page 3.

STOCKS FELL IN A TOUGH ECONOMIC--AND POLITICAL--CLIMATE
During the six months ended February 28, 2003, the U.S. stock market, as represented by the Wilshire 5000 Index, shed -7.0% of its value. Despite a rally in the final months of 2002, stock prices finished the six months with a thud, as a number of negatives came to dominate the U.S. investment landscape: among them, tense negotiations with allies about the necessity of waging war on Iraq; signs that the fragile economic recovery was faltering; and continued weakness in corporate profits. In this tough climate, small stocks performed marginally better than large stocks, and higher-valued, faster-growing companies (growth stocks) did better than reasonably priced, dividend-paying stocks (value-oriented shares). Unfortunately, "better" simply meant "less bad."

================================================================================
ADMIRAL(TM) SHARES A LOWER-COST CLASS OF SHARES AVAILABLE TO MANY LONGTIME SHAREHOLDERS AND TO THOSE WITH SIGNIFICANT INVESTMENTS IN THE FUND.
================================================================================

INTEREST RATES CONTINUED THEIR LONG-- AND SURPRISING--DECLINE
In November, the Federal Reserve Board responded to increasingly clear signs of economic trouble-- weakness in the manufacturing sector, a grim jobs picture, and rising energy prices--with a 50-basis-point cut in short-term interest rates, bringing its target for the federal funds rate to 1.25%. Yields of the fixed income market's shortest-term securities typically hew closely to changes in the federal funds rate, and during the past six months, the yield of the 3-month U.S. Treasury bill declined from 1.67% to 1.19%.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                 PERIODS ENDED FEBRUARY 28, 2003
                                                 -------------------------------
                                                     SIX          ONE       FIVE
                                                  MONTHS         YEAR     YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    -7.3%       -22.2%      -2.9%
Russell 2000 Index (Small-caps)                    -7.1        -22.1       -3.6
Wilshire 5000 Index (Entire market)                -7.0        -21.6       -3.2
MSCI All Country World Index Free
  ex USA (International)                           -9.7        -16.3       -5.5
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         4.7%         9.9%       7.6%
 (Broad taxable market)
Lehman Municipal Bond Index                         3.4          7.7        6.1
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                          0.7          1.6        4.2
================================================================================
CPI
Consumer Price Index                                1.3%         3.0%       2.5%
================================================================================
*Annualized.
================================================================================

     Longer-term interest rates followed suit, with the yield of the 10-year Treasury note reaching lows not seen in more than a generation. At the start of the six-month period, the 10-year Treasury yielded 4.14%; at the end, 3.69%. Declining yields mean rising prices, and during the past six months, the investment-grade taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.7%.

FOR THE U.S. GROWTH FUND, HEALTH CARE STOCKS HELD NO CURE
Vanguard U.S. Growth Fund's poor first-half return was disappointing both in absolute and relative returns. Though our return was, of course, a function of the generally dismal results of the stock market, it was also tied to some subpar stock-picking.

     Particularly detrimental to returns were the fund's health care stocks, which declined more than -10% as a group during the six months. Because health care stocks were the fund's largest sector commitment during the period (amounting on average to about 26% of assets), their troubles cut into our relative performance. Tenet Healthcare was a particular problem for the fund. The price of the company's stock declined about -60% amid allegations of questionable billing. The fund's holdings in the consumer discretionary group (retailers, media, and entertainment companies) also came up short, as did its technology stocks.

     Of course, for any actively managed fund, the potential for underperformance comes with the territory. In its quest to provide strong long-term returns, the U.S. Growth Fund maintains a fairly concentrated portfolio;

at the end of February, the fund owned 56 stocks and its ten largest holdings accounted for more than 40% of its assets. The fund does not often stray far from the sector weightings of the Russell 1000 Growth Index, but its holdings within each sector may be concentrated in just a handful of companies.

     Despite the very rough time the fund has had over the past several years, we believe that the fund's disciplined investment process and its low expenses provide it with an advantage over similar funds that will benefit shareholders in the long run.

MARKETS CHANGE, BUT PRINCIPLES DON'T
The longer the stock market downturn endures, the more we have to remind ourselves that the secrets of long-term investment success don't change from bull market to bear market. The same principles that have worked over the long run--diversification, balance, and attention to costs--will prove to be the most productive means of weathering the current storm. That's why we advise investors to develop an investment portfolio that includes stock, bond, and money market funds, allocated in proportions suited to their unique goals and circumstances. Eventually, stock prices will recover. When they do, a balanced portfolio diversified across a selection of low-cost mutual funds will be well positioned to benefit.

     We thank your for your trust in Vanguard.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

March 12, 2003

================================================================================
Your Fund's Performance at a Glance August 31, 2002-February 28, 2003

                                                        DISTRIBUTIONS PER SHARE
                                                       -------------------------
                       STARTING           ENDING          INCOME       CAPITAL
                    SHARE PRICE      SHARE PRICE       DIVIDENDS         GAINS
--------------------------------------------------------------------------------
U.S. GROWTH FUND
  Investor Shares        $12.92           $11.66          $0.042        $0.000
  Admiral Shares          33.46            30.18           0.155         0.000
================================================================================

REPORT FROM THE ADVISER
After a short-lived rally in the final months of 2002, the U.S. equity market resumed its downward drift, falling back to last autumn's lows. The S&P 500 Index, which is dominated by large-capitalization stocks, declined -7.3% during the six months ended February 28. The U.S. Growth Fund returned -9.4%, compared with a return of -6.7% for the Russell 1000 Growth Index.

     The environment for large-cap growth stocks has been exceptionally challenging. Three years into the bear market, the concerns that had initially shaken investor confidence--the collapse of the technology bubble, the threat of a recession, and scandals involving corporate governance--have begun to recede. But these have been replaced by the uncertainty surrounding war and other geopolitical concerns, and by evidence of deceleration of confidence and economic momentum. The result has been extreme risk-aversion among consumers, businesses, and investors, alike.

     We believe that during the bear market of the past three years, growth-stock valuations have generally suffered a disproportionate correction from the lofty levels of early 2000. Fundamental shortfalls, where they have occurred, have typically resulted in sharp price declines. While the challenging business environment over this period has produced numerous disappointments, there has been a reasonable measure of fundamental success. In many cases, however, such success has so far gone unrewarded.

     Despite the significant risks posed by war, and by sustained high oil prices, we expect the U.S. economy to continue to grow this year, and perhaps even to accelerate in the aftermath of war. Clearly, resolution of the uncertainty hanging over the market should do much to dissipate the risk-aversion that has been paralyzing business and investment decisions. At the close of our fiscal half-year, however, an abrupt rise in energy prices and a drop in consumer confidence were casting a shadow on near-term economic prospects.

================================================================================
INVESTMENT PHILOSOPHY

THE ADVISER BELIEVES THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING INVESTMENTS IN GROWTH COMPANIES THAT ARE LEADERS IN THEIR INDUSTRIES AND THAT HAVE A STRONG MARKET PRESENCE.

================================================================================

PORTFOLIO POSITIONING
The six-month performance of the U.S. Growth Fund fell well short of our expectations. We made several significant stock-selection misjudgments; company fundamentals for some of our holdings deteriorated unexpectedly. We believe we have made several necessary adjustments to the portfolio. We have sold a number of companies whose long-term competitive position (or previously expected growth prospects) we now question, and we have sought to take advantage of the compression in relative valuations by building positions in a number of companies we believe are in dominant leadership positions with attendant superior growth prospects. For details, see the table that follows this letter.

     In October, shares of Tenet Healthcare plunged after investors learned of an investigation into its Medicare billing practices and of subsequent management resignations. This news also led to declines in several other medical-service holdings, even though it was unrelated to their fundamental prospects. Tenet has been sold from the portfolio.

     Our performance also suffered from the market's ongoing wariness regarding cyclical-growth sectors, notably financials. Two leading holdings, American International Group and MBNA, reported modest reserve increases in the fourth quarter, which was not surprising given the challenging business environment. However, the companies' stock prices declined well out of proportion to any realistic disappointment with their earning results and future growth prospects. Both companies remain strongly positioned for long-term growth and remain important holdings in the portfolio.

     The difficult business environment of the past several years has stress-tested a number of industries, helping to identify those companies with superior competitive attributes and capital structures (and also those that lack these virtues). While a more favorable economic environment, whenever it comes, should benefit all businesses, we believe that companies which have demonstrated superior competitive positions are most likely to achieve disproportionate growth.

     The portfolio remains balanced between defensive-growth and cyclical-growth companies. We are particularly encouraged by opportunities we have recently identified in the health care sector, where demographic and secular utilization trends are expected to yield strong returns for new products and treatment breakthroughs. Typical of our emphasis in the sector is Amgen, a leading biotech franchise that is entering a new phase of growth, attributable to a series of major products with long patent lives. We are also looking toward FDA approval of an important new class of drug-coated stents. The market for these devices, used to keep blood vessels open (after heart surgery, for example), has the potential to grow from $1 billion to approximately $4 billion by 2004. In our view, Johnson & Johnson and Boston Scientific appear to be the most immediate beneficiaries of those new products.

================================================================================
WITH PRICES RISING FOR DEFENSIVE STOCKS, GROWTH ISSUES OFFER COMPELLING OPPORTUNITIES.
================================================================================

OUR OUTLOOK
Over the past three years, stocks have suffered an extraordinary collapse of expectations, confidence, and valuation; from their March 2000 peaks through this past February 28, the S&P 500 Index declined more than -40% and the Russell 1000 Growth Index fell about -60%. While this contraction has corrected numerous excesses that accumulated during the late 1990s, it also has compressed the relative valuations accorded leading growth companies to historically modest levels.

     No one knows when the risk aversion dogging the market will diminish. Nonetheless, history suggests that such periods enable companies with superior competitive attributes to demonstrate their mettle and advance their leadership advantage. We believe that we have invested in such companies and we expect that their preeminence will be borne out over the next two or three years.

John L. Blundin, Executive Vice President
Christopher M. Toub, Executive Vice President
Alan Levi, Senior Vice President
Alliance Capital Management L.P.

March 14, 2003

================================================================================
PORTFOLIO CHANGES                             SIX MONTHS ENDED FEBRUARY 28, 2003

                                    COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
Forest Laboratories                 A specialty pharmaceutical company that has
                                    garnered the number-one position in the
                                    antidepressant market with its Lexapro/
                                    Celexa franchise. Because of the success of
                                    these drugs and the introduction of
                                    Memantine, a promising drug for Alzheimer's
                                    disease and neuropathic pain, we believe the
                                    company is poised to generate 22% annual
                                    growth in earnings per share over the next
                                    three years.
--------------------------------------------------------------------------------
Health Management                   The company operates hospitals in rural
Associates                          markets, where they are insulated from
                                    direct competition. The company has proven
                                    its ability to consolidate, and its emphasis
                                    on the Southeast and Southwest is supported
                                    by demographic trends. The company's focused
                                    strategy and strong management team should
                                    produce 15%-17% growth in per-share earnings
                                    through 2005.
--------------------------------------------------------------------------------
Symantec                            A maker of security software (Norton
                                    AntiVirus), Symantec has a strong market
                                    position in both consumer and corporate
                                    segments. With information security one of
                                    the highest priorities for IT spending, this
                                    company should benefit handsomely.
================================================================================
ELIMINATED
AT&T Wireless Services              Faced with large capital expenditures,
                                    declining growth in its subscriber base,
                                    competitive pricing, and delays in new data
                                    services, AT&T Wireless experienced
                                    deteriorating earnings growth. Business
                                    fundamentals were suffering as well.
--------------------------------------------------------------------------------
Vodafone Group                      Cash-flow growth is slowing as a result of
                                    declining per-subscriber revenue, market
                                    saturation, and continued push-out of
                                    third-generation wireless phone services.
                                    The competitive pricing environment remains
                                    a long-term challenge.
--------------------------------------------------------------------------------
J.P. Morgan Chase                   With a high percentage of its commercial
                                    loans exposed to the fundamentally and
                                    financially troubled telecommunications
                                    sector, we believe that J.P. Morgan faces
                                    significant issues in the near term.
================================================================================

                                                      See page 12 for a complete
                                                 listing of the fund's holdings.

FUND PROFILE                                             As of February 28, 2003

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

U.S. GROWTH FUND
================================================================================
======================================================
PORTFOLIO CHARACTERISTICS

                                 COMPARATIVE     BROAD
                           FUND       INDEX*   INDEX**
------------------------------------------------------
Number of Stocks            56          574     5,623
Median Market Cap        $54.3B       $55.1B    $25.5B
Price/Earnings Ratio      24.1x        22.2x     20.0x
Price/Book Ratio           3.4x         3.8x      2.4x
Yield                                   1.2%      1.8%
  Investor Shares          0.4%
  Admiral Shares           0.6%
Return on Equity          24.4%        25.5%     21.2%
Earnings Growth Rate      12.2%        12.8%      7.5%
Foreign Holdings           1.8%         0.0%      0.3%
Turnover Rate               46%+         --        --
Expense Ratio                            --        --
  Investor Shares         0.53%+
  Admiral Shares          0.36%+
Cash Investments           1.0%          --        --
======================================================

============================================
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Pfizer, Inc.                            6.2%
 (pharmaceuticals)
Microsoft Corp.                         5.6
 (software)
Citigroup, Inc.                         4.4
 (banking)
American International Group, Inc.      4.1
 (insurance)
Comcast Corp. Special Class A           4.1
 (telecommunications)
Johnson & Johnson                       3.9
 (pharmaceuticals)
Cardinal Health, Inc.                   3.7
 (pharmaceuticals)
Dell Computer Corp.                     3.6
 (computer hardware)
Kohl's Corp.                            3.0
 (retail)
Medtronic, Inc.                         3.0
 (health care)
--------------------------------------------
Top Ten                                41.6%
============================================
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

====================================================
VOLATILITY MEASURES

                      COMPARATIVE              BROAD
                 FUND      INDEX*    FUND    INDEX**
----------------------------------------------------
R-Squared        0.95        1.00    0.88       1.00
Beta             1.15        1.00    1.48       1.00
====================================================


============================================
INVESTMENT FOCUS

STYLE - GROWTH
MARKET CAP - LARGE
============================================

=====================================================
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)

                                COMPARATIVE     BROAD
                           FUND      INDEX*   INDEX**
-----------------------------------------------------
Auto & Transportation      2.6%        1.2%      2.6%
Consumer Discretionary    11.8        15.9      14.8
Consumer Staples           6.8        10.4       7.3
Financial Services        20.3        12.0      22.4
Health Care               27.2        26.8      14.4
Integrated Oils            0.0         0.1       3.8
Other Energy               0.0         1.2       2.3
Materials & Processing     0.2         1.0       3.7
Producer Durables          4.5         2.6       3.9
Technology                19.1        21.2      13.4
Utilities                  5.5         0.8       6.9
Other                      2.0         6.8       4.5
=====================================================
 *Russell 1000 Growth Index.
**Wilshire 5000 Index.
 +Annualized.

                                                               Visit our website
                                                             at www.vanguard.com
                                         for regularly updated fund information.

================================================================================
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. However, a fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the benchmark, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
================================================================================

PERFORMANCE SUMMARY                                      As of February 28, 2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

U.S. GROWTH FUND
================================================================================
Fiscal-Year Total Returns (%) August 31, 1992-February 28, 2003

Fiscal Year      U.S. Growth Fund Investor Shares   Russell 1000 Growth Index
1993                             1.7%                       8.0%
1994                             7.0                        6.5
1995                            22.8                       24.6
1996                            25.3                       18.4
1997                            32.5                       39.4
1998                            14.0                        8.3
1999                            37.4                       48.3
2000                            33.3                       33.5
2001                           -54.1                      -45.3
2002                           -28.1                      -22.2
2003*                           -9.4                       -6.7

*Six months ended February 28, 2003.
Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

================================================================================
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

================================================================================
                                                               TEN YEARS
                                       ONE      FIVE  --------------------------
                INCEPTION DATE        YEAR     YEARS   CAPITAL  INCOME     TOTAL
--------------------------------------------------------------------------------
U.S. Growth Fund
  Investor Shares     1/6/1959     -35.80%    -9.74%    2.25%    0.78%     3.03%
  Admiral Shares     8/13/2001     -35.67    -28.47*      --       --        --
================================================================================
*Return since inception.

================================================================================
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR THE FUND.* The individuals listed in the table below were elected as trustees for the fund. All trustees served as trustees to the fund prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                           FOR             WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan         7,229,259,307          127,171,778                 98.3%
Charles D. Ellis        7,227,788,897          128,642,188                 98.3
Rajiv L. Gupta          7,220,234,293          136,196,792                 98.1
JoAnn Heffernan Heisen  7,224,754,848          131,676,236                 98.2
Burton G. Malkiel       7,219,422,160          137,008,925                 98.1
Alfred M. Rankin, Jr.   7,227,745,570          128,685,515                 98.3
J. Lawrence Wilson      7,219,712,368          136,718,717                 98.1
--------------------------------------------------------------------------------

* CHANGE THE FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables the fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the fund to achieve greater diversification and to earn modestly higher returns on its cash reserves. The fund will need Securities and Exchange Commission approval before implementing this new cash management program.

--------------------------------------------------------------------------------
                                                       BROKER         PERCENTAGE
FOR                  AGAINST       ABSTAIN          NON-VOTES                FOR
--------------------------------------------------------------------------------
3,454,386,137    107,694,331   132,538,438        178,802,782              89.2%
================================================================================
*Results are for all funds within the same trust.

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS                               February 28, 2003 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

================================================================================
                                                                          MARKET
                                                                          VALUE*
U.S. GROWTH FUND                                SHARES                     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.0%)
--------------------------------------------------------------------------------
Auto & Transportation (2.6%)
  Harley-Davidson, Inc.                      3,813,000                   150,957
                                                                      ----------
Consumer Discretionary (11.7%)
* Kohl's Corp.                               3,649,900                   178,480
* Viacom Inc. Class B                        4,442,774                   164,960
  Wal-Mart Stores, Inc.                      3,247,600                   156,080
* Bed Bath & Beyond, Inc.                    2,215,700                    73,207
  Avon Products, Inc.                        1,210,800                    62,962
* EchoStar Communications
    Corp. Class A                            1,230,800                    32,407
  Newell Rubbermaid, Inc.                      511,800                    14,433
                                                                      ----------
                                                                         682,529
                                                                      ----------
Consumer Staples (6.7%)
  Procter & Gamble Co.                       2,021,700                   165,496
  Colgate-Palmolive Co.                      1,812,200                    91,172
  Walgreen Co.                               3,154,590                    88,770
  Anheuser-Busch Cos., Inc.                  1,062,200                    49,392
                                                                      ----------
                                                                         394,830
                                                                      ----------
Financial Services (20.1%)
  Citigroup, Inc.                            7,796,200                   259,925
  American International
    Group, Inc.                              4,884,052                   240,735
  Morgan Stanley                             4,008,670                   147,719
  Fannie Mae                                 1,599,800                   102,547
  Bank One Corp.                             2,746,200                    98,946
  MBNA Corp.                                 6,954,800                    96,324
  First Data Corp.                           2,104,600                    72,924
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
  The Goldman Sachs Group, Inc.                831,400                   $57,741
* Affiliated Computer
    Services, Inc. Class A                   1,030,600                    46,202
  Freddie Mac                                  512,300                    27,997
  Merrill Lynch & Co., Inc.                    813,395                    27,721
                                                                      ----------
                                                                       1,178,781
                                                                      ----------
Health Care (26.9%)
  Biotech Research & Production (2.8%)
* Amgen, Inc.                                3,034,450                   165,802

Drugs & Pharmaceuticals (15.1%)
  Pfizer, Inc.                              12,251,100                   365,328
  Johnson & Johnson                          4,408,360                   231,218
  Cardinal Health, Inc.                      3,827,800                   219,295
* Forest Laboratories, Inc.                  1,403,900                    69,914

Electronics--Medical Systems (3.0%)
Medtronic, Inc.                              3,939,000                   176,073

Health Care Facilities (1.7%)
Health Management
  Associates Class A                         4,335,800                    77,698
HCA Inc.                                       570,000                    23,507

Health Care Management Services (2.9%)
* WellPoint Health
    Networks Inc. Class A                    1,654,000                   112,489
  UnitedHealth Group Inc.                      687,300                    56,977
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                SHARES                     (000)
--------------------------------------------------------------------------------
Medical & Dental Instruments & Supplies (1.4%)
* Boston Scientific Corp.                    1,204,900                    53,220
* St. Jude Medical, Inc.                       592,200                    27,052
                                                                      ----------
                                                                       1,578,573
                                                                      ----------
Materials & Processing (0.2%)
* American Standard Cos., Inc.                 169,800                    11,633
                                                                      ----------
Producer Durables (4.5%)
  Danaher Corp.                              1,949,500                   126,756
  Nokia Corp. ADR                            3,644,000                    48,210
  United Technologies Corp.                    759,000                    44,462
* Applied Materials, Inc.                    3,195,508                    41,478
                                                                      ----------
                                                                         260,906
                                                                      ----------
Technology (18.9%)
  Microsoft Corp.                           13,778,060                   326,540
* Dell Computer Corp.                        7,854,275                   211,751
  Intel Corp.                                6,788,200                   117,096
* Cisco Systems, Inc.                        8,272,600                   115,651
* Veritas Software Corp.                     5,981,300                   101,862
  Maxim Integrated Products, Inc.            2,073,291                    71,611
* Flextronics International Ltd.             6,321,100                    54,867
* PeopleSoft, Inc.                           2,468,300                    42,208
* Symantec Corp.                               729,200                    29,511
* Altera Corp.                               1,554,450                    19,477
* Juniper Networks, Inc.                     1,928,900                    17,341
                                                                      ----------
                                                                       1,107,915
                                                                      ----------
Utilities (5.4%)
* Comcast Corp. Special Class A              8,481,940                   238,258
* Cox Communications, Inc. Class A           2,643,300                    78,374
                                                                      ----------
                                                                         316,632
                                                                      ----------
Other (2.0%)
  General Electric Co.                       4,755,700                   114,375
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
 (Cost $7,342,650)                                                     5,797,131
--------------------------------------------------------------------------------
                                                  FACE                    MARKET
                                                AMOUNT                    VALUE*
                                                 (000)                     (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.9%)
--------------------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.35%, 3/3/2003
  (Cost $52,549)                               $52,549                  $ 52,549
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost $7,395,199)                                                    5,849,680
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     68,073
Liabilities                                                             (63,588)
                                                                      ----------
                                                                          4,485
                                                                      ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $5,854,165
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.

================================================================================
AT FEBRUARY 28, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
Paid-in Capital                                                     $14,519,153
Overdistributed Net Investment Income                                    (8,537)
Accumulated Net Realized Losses                                      (7,110,932)
Unrealized Depreciation (1,545,519)
--------------------------------------------------------------------------------
NET ASSETS                                                          $ 5,854,165
================================================================================

Investor Shares--Net Assets
Applicable to 419,125,176 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $4,886,688
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                        $11.66
================================================================================

Admiral Shares--Net Assets
Applicable to 32,055,987 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $967,477
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  ADMIRAL SHARES                                                         $30.18
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                                                U.S. GROWTH FUND
                                              SIX MONTHS ENDED FEBRUARY 28, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 25,556
  Interest                                                                  695
--------------------------------------------------------------------------------
    Total Income                                                         26,251
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,332
    Performance Adjustment                                                 (587)
  The Vanguard Group--Note C
   Management and Administrative
    Investor Shares                                                      10,784
    Admiral Shares                                                        1,387
   Marketing and Distribution
    Investor Shares                                                         505
    Admiral Shares                                                           64
  Custodian Fees                                                             65
  Shareholders' Reports and Proxies
    Investor Shares                                                         326
    Admiral Shares                                                            5
  Trustees' Fees and Expenses                                                 6
--------------------------------------------------------------------------------
    Total Expenses                                                       16,887
    Expenses Paid Indirectly--Note D                                     (2,078)
--------------------------------------------------------------------------------
    Net Expenses                                                         14,809
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    11,442
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                 (830,855)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                              203,416
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $(615,997)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.


                                                        U.S. GROWTH FUND
                                               ---------------------------------
                                               SIX MONTHS                   YEAR
                                                    ENDED                  ENDED
                                            FEB. 28, 2003          AUG. 31, 2002
                                                    (000)                  (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                         $ 11,442               $ 18,426
  Realized Net Gain (Loss)                      (830,855)            (1,793,791)
  Change in Unrealized Appreciation
    (Depreciation)                               203,416               (873,403)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                 (615,997)            (2,648,768)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                              (17,640)               (17,699)
    Admiral Shares                                (4,869)                (2,255)
  Realized Capital Gain
    Investor Shares                                   --                     --
    Admiral Shares                                    --                     --
--------------------------------------------------------------------------------
    Total Distributions                          (22,509)               (19,954)
--------------------------------------------------------------------------------
Capital Share Transactions--Note G
  Investor Shares                                (52,493)            (1,851,046)
  Admiral Shares                                   4,225              1,117,289
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions                 (48,268)              (733,757)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     (686,774)            (3,402,479)
--------------------------------------------------------------------------------
Net Assets
  Beginning of Period                          6,540,939              9,943,418
--------------------------------------------------------------------------------
  End of Period                               $5,854,165             $6,540,939
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. GROWTH FUND INVESTOR SHARES

================================================================================================================
                                                   SIX MONTHS                  YEAR ENDED AUGUST 31,
                                                        ENDED      ---------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD  FEB. 28, 2003      2002     2001       2000       1999      1998
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $12.92    $18.00   $49.26     $38.92     $30.36    $27.74
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .020      .031     .039        .10        .21       .21
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    (1.238)   (5.075) (23.799)     12.47      10.85      3.57
----------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                  (1.218)   (5.044) (23.760)     12.57      11.06      3.78
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.042)   (.036)    (.050)      (.21)      (.19)     (.27)
  Distributions from Realized Capital Gains               --       --    (7.450)     (2.02)     (2.31)     (.89)
----------------------------------------------------------------------------------------------------------------
    Total Distributions                                (.042)    (.036)  (7.500)     (2.23)     (2.50)    (1.16)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $11.66    $12.92   $18.00     $49.26     $38.92    $30.36
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                           -9.45%   -28.09%  -54.07%     33.29%     37.38%    14.01%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                $4,887    $5,472   $9,681    $22,331    $16,007    $9,587
  Ratio of Total Expenses to Average Net Assets        0.53%*     0.50%    0.44%      0.38%      0.39%     0.41%
  Ratio of Net Investment Income to Average Net Assets 0.35%*     0.20%    0.13%      0.24%      0.59%     0.69%
  Portfolio Turnover Rate                                46%*       53%     135%        76%        49%       48%
================================================================================================================

*Annualized.

U.S. GROWTH FUND ADMIRAL SHARES

===========================================================================================
                                                   SIX MONTHS         YEAR
                                                        ENDED        ENDED      AUG. 13* TO
                                                     FEB. 28,     AUG. 31,         AUG. 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD           2003         2002             2001
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $33.46       $46.59           $50.00
-------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                 .080         .168             .022
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    (3.205)     (13.167)          (3.432)
-------------------------------------------------------------------------------------------
    Total from Investment Operations                  (3.125)     (12.999)          (3.410)
-------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                 (.155)       (.131)              --
  Distributions from Realized Capital Gains               --           --               --
-------------------------------------------------------------------------------------------
    Total Distributions                                (.155)       (.131)              --
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $30.18       $33.46           $46.59
-------------------------------------------------------------------------------------------

TOTAL RETURN                                           -9.37%      -27.99%           -6.82%
===========================================================================================

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $967       $1,069             $262
Ratio of Total Expenses to Average Net Assets         0.36%**        0.36%          0.38%**
Ratio of Net Investment Income to Average Net Assets  0.51%**        0.37%          0.35%**
Portfolio Turnover Rate                                 46%**          53%             135%
===========================================================================================

 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Alliance Capital Management L.P. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index. For the six months ended February 28, 2003, the investment advisory fee represented an effective annual basic rate of 0.14% of the fund's average net assets before a decrease of $587,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2003, the fund had contributed capital of $1,122,000 to

Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.12% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended February 28, 2003, these arrangements reduced expenses by $2,078,000 (an annual rate of 0.07% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     During 2002, the fund elected to use a provision of the Taxpayer Relief Act of 1997 to mark-to-market certain appreciated securities held on January 1, 2001; such securities were treated as sold and repurchased, with unrealized gains of $912,491,000 becoming realized and reducing the fund's capital loss carryforward, for tax purposes. The mark-to-market allows future gains realized on the sale of these securities to be eligible for a lower capital gains tax rate if the securities are held for over five years. The mark-to-market had no effect on realized gains or unrealized appreciation for financial statement purposes; it created a difference between the cost of investments for financial statement and tax purposes, which will reverse when the securities are sold. The fund realized gains on the sale of these securities through August 31, 2002, and subsequently during the six months ended February 28, 2003, of $347,099,000 and $227,315,000, respectively, for financial statement purposes, which were included in fiscal 2001 mark-to-market gains for tax purposes. The remaining difference of $338,077,000 is reflected in the balance of accumulated net realized losses; the corresponding difference between the securities' costs for financial statement purposes and for tax purposes is reflected in unrealized depreciation.

     The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2002, the fund had available realized losses of $5,714,003,000 to offset future net capital gains of $3,610,329,000 through August 31, 2010, and $2,103,674,000 through August 31,
2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2003; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

     At February 28, 2003, net unrealized depreciation of investment securities for tax purposes was $1,883,596,000, consisting of unrealized gains of $60,844,000 on securities that had risen in value since their purchase and $1,944,440,000 in unrealized losses on securities that had fallen in value since their purchase.

F.  During  the  six  months  ended   February  28,  2003,  the  fund  purchased
$1,403,644,000 of investment securities and sold $1,458,289,000 of investment securities other than temporary cash investments.

G. Capital share transactions for each class of shares were:

=====================================================================================
                                               SIX MONTHS ENDED        YEAR ENDED
                                              FEBRUARY 28, 2003      AUGUST 31, 2002
                                          ---------------------    -----------------
                                               AMOUNT   SHARES      AMOUNT    SHARES
                                                (000)    (000)       (000)     (000)
-------------------------------------------------------------------------------------
Investor Shares
  Issued                                   $ 639,059   52,138 $ 1,605,407    97,397
  Issued in Lieu of Cash Distributions        17,228    1,395      17,249       902
  Redeemed                                  (708,780) (58,005) (3,473,702) (212,581)
                                            -----------------------------------------
    Net Increase (Decrease)--Investor Shares (52,493)  (4,472) (1,851,046) (114,282)
                                            -----------------------------------------
Admiral Shares
  Issued                                     183,328    5,814   1,310,737     31,332
  Issued in Lieu of Cash Distributions         4,667      146       2,167         44
  Redeemed                                  (183,770)  (5,836)   (195,615)    (5,077)
                                            -----------------------------------------
    Net Increase (Decrease)--Admiral Shares    4,225      124   1,117,289     26,299
=====================================================================================

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

============================================================================================================================
JOHN J. BRENNAN*           Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc.,
(Elected 1987)             and of each of the investment companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (YEAR ELECTED)
CHARLES D. ELLIS           The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates
(2001)                     (international business strategy consulting); Successor Trustee of Yale University; Overseer of
                           the Stern School of Business at New York University; Trustee of the Whitehead Institute for
                           Biomedical Research.

RAJIV L. GUPTA             Chairman and Chief Executive Officer (since October 1999), Vice Chairman (January-September
(2001)                     1999), and Vice President (prior to September 1999) of Rohm and Haas Co. (chemicals); Director of
                           Technitrol, Inc. (electronic components), and Agere Systems (communications components); Board
                           Member of the American Chemistry Council; Trustee of Drexel University.

JOANN HEFFERNAN HEISEN     Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson &
(1998)                     Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and
                           Women's Research and Education Institute.

BURTON G. MALKIEL          Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard
(1977)                     Investment Series plc (Irish investment fund) (since November 2001), Vanguard Group (Ireland)
                           Limited (Irish investment management firm) (since November 2001), Prudential Insurance Co. of
                           America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis,
                           Inc. (software company).

ALFRED M. RANKIN, JR.      Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
(1993)                     trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director until 1998 of Standard Products Company (a supplier for the automotive industry).

J. LAWRENCE WILSON         Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
(1985)                     Cummins Inc. (diesel engines), MeadWestvaco Corp. (paper products), and AmerisourceBergen Corp.
                           (pharmaceutical distribution); Trustee of Vanderbilt University.
----------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary; Managing Director and General Counsel of The Vanguard Group, Inc. (since September
                           1997); Secretary of The Vanguard Group and of each of the investment companies served by The
                           Vanguard Group; Principal of The Vanguard Group (prior to September 1997).

THOMAS J. HIGGINS          Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
----------------------------------------------------------------------------------------------------------------------------
*Officers of the funds are "interested persons" as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Client Relationship Group.
JAMES H. GATELY, Investment Programs and Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
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FOR MORE INFORMATION
This report is intended for the fund's  shareholders.  It may not be distributed
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
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unless otherwise noted.

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                                                            All rights reserved.
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                                                       Corporation, Distributor.

                                                                     Q232 042003